                                    INDENTURE

                                     between

                                DOUBLECLICK INC.

                                       and

                              THE BANK OF NEW YORK

                                   as Trustee

               Zero Coupon Convertible Subordinated Notes due 2023

                             -----------------------

                            Dated as of June 23, 2003

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                                TABLE OF CONTENTS

                                    ARTICLE 1
                                   DEFINITIONS

Section 1.01.  Definitions.................................................................      1
Section 1.02.  Certain Other Definitions...................................................      9
Section 1.03.  Incorporation by Reference of the Trust Indenture Act.......................     10
Section 1.04.  Rules of Construction.......................................................     10

                                    ARTICLE 2
                       THE CONVERTIBLE SUBORDINATED NOTES

Section 2.01.  Form and Dating.............................................................     11
Section 2.02.  Execution and Authorization.................................................     12
Section 2.03.  Registrar, Paying Agent and Conversion Agent................................     13
Section 2.04.  Paying Agent to Hold Money in Trust.........................................     14
Section 2.05.  Holder Lists................................................................     14
Section 2.06.  Transfer and Exchange.......................................................     14
Section 2.07.  Replacement Convertible Subordinated Notes..................................     16
Section 2.08.  Outstanding Convertible Subordinated Notes..................................     17
Section 2.09.  When Treasury Convertible Subordinated Notes Disregarded....................     18
Section 2.10.  Temporary Convertible Subordinated Notes; Exchange of
        Global Security for Definitive Securities..........................................     18
Section 2.11.  Cancellation................................................................     19
Section 2.12.  [Reserved]..................................................................     19
Section 2.13.  CUSIP Number................................................................     19

                                    ARTICLE 3
                            REDEMPTION AND PURCHASES

Section 3.01.  Optional Redemption.........................................................     20
Section 3.02.  Notices to Trustee..........................................................     20
Section 3.03.  Selection of Convertible Subordinated Notes to be Redeemed..................     20
Section 3.04.  Notice of Redemption........................................................     21
Section 3.05.  Effect of Notice of Redemption..............................................     22
Section 3.06.  Deposit of Redemption Price.................................................     22
Section 3.07.  Convertible Subordinated Notes Redeemed in Part.............................     23
Section 3.08.  [Reserved]..................................................................     23
Section 3.09.  Purchase of Notes at the Option of the Holder...............................     23
Section 3.10.  Repurchase Upon Designated Event............................................     24
Section 3.11.  Further Conditions and Procedures for Repurchase Upon A
        Designated Event and Purchase of Convertible Subordinated Notes
        at the Option Of The Holder........................................................     27

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
                                    ARTICLE 4
                                    COVENANTS

Section 4.01.  Payment of Convertible Subordinated Notes...................................     30
Section 4.02.  Commission Reports..........................................................     30
Section 4.03.  Compliance Certificate......................................................     30
Section 4.04.  Maintenance of Office or Agency.............................................     31
Section 4.05.  Continued Existence.........................................................     31
Section 4.06.  Liquidated Damages..........................................................     31
Section 4.07.  Appointments to Fill Vacancies in Trustee's Office..........................     31
Section 4.08.  Stay, Extension and Usury Laws..............................................     31
Section 4.09.  Rule 144A Information Requirement...........................................     32

                                    ARTICLE 5
                                   SUCCESSORS

Section 5.01.  When the Company May Merge, Etc.............................................     32
Section 5.02.  Successor Corporation Substituted...........................................     33
Section 5.03.  Purchase Option on Designated Event.........................................     33

                                    ARTICLE 6
                              DEFAULTS AND REMEDIES

Section 6.01.  Events Of Default...........................................................     34
Section 6.02.  Acceleration................................................................     35
Section 6.03.  Other Remedies..............................................................     36
Section 6.04.  Waiver Of Past Defaults.....................................................     36
Section 6.05.  Control By Majority.........................................................     36
Section 6.06.  Limitation On Suits.........................................................     37
Section 6.07.  Rights of Holders to Receive Payment........................................     37
Section 6.08.  Collection Suit by Trustee..................................................     37
Section 6.09.  Trustee May File Proofs of Claim............................................     38
Section 6.10.  Priorities..................................................................     39
Section 6.11.  Undertaking for Costs.......................................................     39
Section 6.12.  Restoration of Rights and Remedies..........................................     39
Section 6.13.  Rights and Remedies Cumulative..............................................     40
Section 6.14.  Delay Or Omission Not Waiver................................................     40

                                    ARTICLE 7
                                   THE TRUSTEE

Section 7.01.  Duties Of The Trustee.......................................................     40
Section 7.02.  Rights Of The Trustee.......................................................     41
Section 7.03.  Individual Rights of the Trustee............................................     43
Section 7.04.  Trustee's Disclaimer........................................................     43
Section 7.05.  Notice of Defaults..........................................................     44
Section 7.06.  Reports by the Trustee to Holders...........................................     44

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
Section 7.07.  Compensation and Indemnity..................................................     44
Section 7.08.  Replacement of the Trustee..................................................     45
Section 7.09.  Successor Trustee by Merger, etc............................................     46
Section 7.10.  Eligibility; Disqualification...............................................     47
Section 7.11.  Preferential Collection Of Claims Against Company...........................     47

                                    ARTICLE 8
                     SATISFACTION AND DISCHARGE OF INDENTURE

Section 8.01.  Discharge of Indenture......................................................     47
Section 8.02.  Deposited Moneys to be Held in Trust by Trustee.............................     48
Section 8.03.  Paying Agent to Repay Moneys Held...........................................     48
Section 8.04.  Return of Unclaimed Moneys..................................................     48
Section 8.05.  Reinstatement...............................................................     48

                                    ARTICLE 9
                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 9.01.  Without Consent of Holders..................................................     49
Section 9.02.  With Consent of Holders.....................................................     50
Section 9.03.  Compliance with Trust Indenture Act.........................................     51
Section 9.04.  Revocation and Effect of Consents...........................................     51
Section 9.05.  Notation on or Exchange of Convertible Subordinated Notes...................     52
Section 9.06.  Trustee Protected...........................................................     52
Section 9.07.  Trustee to Sign Supplemental Indentures.....................................     52
Section 9.08.  Payment for Consent.........................................................     53

                                   ARTICLE 10
                               GENERAL PROVISIONS

Section 10.01.  Trust Indenture Act Controls...............................................     53
Section 10.02.  Notices....................................................................     53
Section 10.03.  Communication by Holders With Other Holders................................     54
Section 10.04.  Certificate and Opinion as to Conditions Precedent.........................     54
Section 10.05.  Statements Required in Certificate or Opinion..............................     55
Section 10.06.  Rules by Trustee and Agents................................................     55
Section 10.07.  Legal Holidays.............................................................     55
Section 10.08.  No Recourse Against Others.................................................     56
Section 10.09.  Counterparts...............................................................     56
Section 10.10.  Other Provisions...........................................................     56
Section 10.11.  Governing Law..............................................................     57
Section 10.12.  No Adverse Interpretation of Other Agreements..............................     57
Section 10.13.  Successors.................................................................     57
Section 10.14.  Severability...............................................................     57
Section 10.15.  Table Of Contents, Headings, Etc...........................................     57

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
                                   ARTICLE 11
                                  SUBORDINATION

Section 11.01.  Agreement to Subordinate...................................................     57
Section 11.02.  No Payment on Convertible Subordinated Notes if Senior
        Debt in Default....................................................................     57
Section 11.03.  Distribution on Acceleration of Convertible
        Subordinated Notes; Dissolution and Reorganization; Subrogation of Convertible
        Subordinated Notes.................................................................     59
Section 11.04.  Reliance by Senior Debt on Subordination Provisions........................     62
Section 11.05.  No Waiver of Subordination Provisions......................................     62
Section 11.06.  Trustee's Relation to Senior Debt..........................................     63
Section 11.07.  Other Provisions Subject Hereto............................................     64
Section 11.08.  Trust Moneys Not Subordinated..............................................     64
Section 11.09.  Trustee's Rights To Compensation, Reimbursement Of
        Expenses And Indemnification.......................................................     64

                                   ARTICLE 12
                  CONVERSION OF CONVERTIBLE SUBORDINATED NOTES

Section 12.01.  Right to Convert...........................................................     64
Section 12.02.  Conversion Procedures......................................................     67
Section 12.03.  Cash Payments in Lieu of Fractional Shares.................................     69
Section 12.04.  Taxes on Conversion........................................................     69
Section 12.05.  Covenants of the Company...................................................     69
Section 12.06.  Adjustments to Conversion Rate.............................................     70
Section 12.07.  Calculation Methodology....................................................     74
Section 12.08.  Notice of Adjustment.......................................................     75
Section 12.09.  Voluntary Increase.........................................................     75
Section 12.10.  Notice to Holders Prior to Certain Actions.................................     75
Section 12.11.  Effect of Reclassification, Consolidation, Merger, Binding
        Share Exchange or Sale.............................................................     76
Section 12.12.  Responsibility of Trustee..................................................     77
Section 12.13.  Successive Adjustments.....................................................     77
Section 12.14.  Cancellation of Converted Securities.......................................     78
Section 12.15.  Restriction on Common Stock Issuable Upon Conversion.......................     78

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                              CROSS-REFERENCE TABLE

Trust Indenture                                                           Indenture
Article Section                                                            Section
---------------                                                            -------
  310(a)(1)...........................................................       7.10
     (a)(2)...........................................................       n/a
     (a)(3)...........................................................       n/a
     (a)(4)...........................................................       n/a
     (a)(5)...........................................................       n/a
     (b)..............................................................       7.10
     (c)..............................................................       n/a

  311(a)..............................................................       7.11
     (b)..............................................................       7.11
     (c)..............................................................       n/a

  312(a)..............................................................       2.05
     (b)..............................................................       10.03
     (c)..............................................................       10.03

  313(a)..............................................................       7.06
     (b)(1)...........................................................       n/a
     (b)(2)...........................................................       7.06
     (c)..............................................................       7.06
     (d)..............................................................       n/a

  314(a)..............................................................       4.02, 10.05
     (b)..............................................................       n/a
     (c)(1)...........................................................       n/a
     (c)(2)...........................................................       n/a
     (c)(3)...........................................................       n/a
     (d)..............................................................       n/a
     (e)..............................................................       n/a
     (f)..............................................................       n/a

  315(a)..............................................................       n/a
     (b)..............................................................       n/a
     (c)..............................................................       n/a
     (d)..............................................................       n/a

  316(a) (last sentence)..............................................       n/a

-----------------------
* This Cross Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.

                                       v

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
Trust Indenture                                                           Indenture
Article Section                                                            Section
---------------                                                            -------
     (a)(1)(A)........................................................       n/a
     (a)(1)(B)........................................................       n/a
     (a)(2)...........................................................       n/a
     (b)..............................................................       n/a
     (c)..............................................................       n/a

  317(a)(1)...........................................................       n/a
     (a)(2)...........................................................       n/a
     (b)..............................................................       n/a

  318(a)..............................................................       n/a
     (b)..............................................................       n/a
     (c)..............................................................       10.01

"n/a" means not applicable

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

         THIS INDENTURE, dated as of June 23, 2003, is between DOUBLECLICK INC., a Delaware corporation (the "COMPANY") and The Bank of New York, as trustee (the "TRUSTEE"). The Company has duly authorized the creation of its Zero Coupon Convertible Subordinated Notes due 2023 (the "CONVERTIBLE SUBORDINATED NOTES"), and to provide therefor the Company has duly authorized the execution and delivery of this Indenture. Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders from time to time of the Convertible Subordinated Notes:

                                    ARTICLE 1
                                   DEFINITIONS

         Section 1.01 Definitions.

         "AFFILIATE" means, when used with reference to any person, any other person directly or indirectly controlling, controlled by, or under direct or indirect common control of, the referent person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of management or policies of the referent person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "AGENT" means any Registrar, Paying Agent, Conversion Agent or co-registrar.

         "AGENT MEMBER" means any member of, or participant in, the Depositary.

         "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Global Security to the extent applicable to such transaction and as in effect from time to time.

         "BOARD OF DIRECTORS" means the Board of Directors of the Company or any authorized committee of the Board of Directors.

         "CAPITAL STOCK" of any person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such person, but excluding any debt securities convertible into such equity.

         "CHANGE OF CONTROL" means the occurrence of one or more of the following events: (a) any "person" or "group" (as such terms are used in Section 13(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding Voting Stock of the Company, (b) the Company or any subsidiary of the Company consolidates with

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or merges into any other corporation or any other corporation merges into the
Company or any Subsidiary of the Company, unless the shareholders of the Company immediately before such transaction own, directly or indirectly immediately following such transaction, at least a majority of the combined voting power of the then outstanding Voting Stock of the Company or the corporation resulting from such transaction in substantially the same respective proportions as their ownership of the Voting Stock of the Company immediately before such transaction, (c) the Company, or the Company and its Subsidiaries, taken as a whole, sells, assigns, conveys, transfers or leases all or substantially all of the assets of the Company, or of the Company and its Subsidiaries, taken as a whole, as applicable (other than to one or more wholly-owned Subsidiaries of the Company), or (d) the Continuing Directors do not constitute a majority of the Board of Directors (or, if applicable, a successor corporation to the Company); provided, however, that

                  (i) a Change of Control under clause (a), (b) or (c) above shall not be deemed to have occurred if either the Last Reported Sale Price per share of Common Stock for any five Trading Days within the period of 10 consecutive Trading Days ending immediately after the later of the Change of Control or the public announcement of the Change of Control (in the case of a Change of Control under clause (a) above) or the period of 10 consecutive Trading Days ending immediately before the Change of Control (in the case of a Change of Control under clause
         (b) or (c) above) shall equal or exceed 105% of the Conversion Price in effect on the date of such Change of Control or the public announcement of such Change of Control, as applicable;

                  (ii) a Change of Control under clause (a), (b) or (c) above shall not be deemed to have occurred if at least 90% of the consideration in the Change of Control transaction consists of shares of common stock (whether of the Company or any other corporation) that are approved, or immediately after the transaction will be approved, for trading on a U.S. national securities exchange or quotation on the Nasdaq National Market, and as a result of such transaction, the Convertible Subordinated Notes become convertible solely into such common stock; and

                  (iii) a Change of Control under clause (d) above shall not be deemed to have occurred if it is in connection with a Change of Control transaction covered by items (i) or (ii) immediately above, and from and after any such transaction, the term "the date of this Indenture" as used in the definition of Continuing Directors shall refer instead to the effective date of such transaction.

         "COMMISSION" means the Securities and Exchange Commission.

         "COMMON STOCK" means any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the

Company and which is not subject to redemption by the Company. Subject to the provisions of Section 12.11, however, shares issuable on conversion of Convertible Subordinated Notes shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of each such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

         "COMPANY" means the party named as such above until a successor replaces it in accordance with Article 5 and thereafter means the successor. References to the Company shall not include any Subsidiary.

         "CONTINUING DIRECTORS" are, as of any date of determination, any member of the Board of Directors who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election.

         "CONVERTIBLE SUBORDINATED NOTES" means the Zero Coupon Convertible Subordinated Notes due 2023 issued, authenticated and delivered under this Indenture.

         "CONVERSION PRICE" means, as of any day, $1,000 divided by the Conversion Rate as of such day, rounded to the nearest cent.

         "CONVERSION RATE" means 76.2311 shares of Common Stock per $1,000 principal amount of Convertible Subordinated Notes, subject to adjustment as set forth in Article 12.

         "CORPORATE TRUST OFFICE" means the corporate trust office of the Trustee at which at any particular time the trust created by this Indenture shall principally be administered; as of the date hereof, the Corporate Trust Office is located at 101 Barclay Street, Floor 8 West, New York, New York, 10286, Attention: Corporate Trust Division - Corporate Finance Unit.

         "DAMAGES PAYMENT DATE" means January 15 and July 15 of each year.

         "DEFAULT" means any event that is, or after notice or passage of time, or both, would be, an Event of Default.

         "DEPOSITARY" means, with respect to any Global Securities, a clearing agency that is registered as such under the Exchange Act and is designated by the

Company to act as Depositary for such Global Securities (or any successor securities clearing agency so registered), which shall initially be DTC.

         "DESIGNATED EVENT" means the occurrence of a Change of Control or a Termination of Trading.

         "DESIGNATED SENIOR DEBT" means any Senior Debt which, at the date of determination, is outstanding under the Senior Credit Facility or which has an aggregate principal amount outstanding of, or commitments to lend up to, at least $15,000,000 and is specifically designated by the Company in the instrument evidencing or governing such Senior Debt as "Designated Senior Debt" for purposes of this Indenture.

         "DTC" means The Depository Trust Company, a New York corporation.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States, which are in effect from time to time.

         "GLOBAL SECURITIES LEGEND" means the legend labeled as such and that is set forth in Exhibit A hereto.

         "HOLDER" as applied to any Convertible Subordinated Note, means any person in whose name at the time a particular Convertible Subordinated Note is registered in the Register.

         "INDEBTEDNESS" means, with respect to any person, all Obligations, whether or not contingent, of such person:

                  (i)(a) for borrowed money (including, but not limited to, any indebtedness secured by a security interest, mortgage, title retention, conditional sales or other lien on the assets of such person which is
         (1) given to secure all or part of the purchase price of property subject thereto, whether given to the vendor of such property or to another, or (2) existing on property at the time of acquisition thereof), or evidenced by a note, debenture, bond or other written instrument; (b) under a lease required to be capitalized on the balance sheet of the lessee under GAAP or under any lease or related document (including a purchase agreement) which provides that such person is contractually obligated to purchase or to cause a third party to purchase such leased property; (c) in respect of letters of credit, bank guarantees or bankers' acceptances (including reimbursement obligations with respect to any of the foregoing); (d) with respect to indebtedness secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such person are subject, whether or not the Obligation secured thereby shall have been assumed or guaranteed by or shall otherwise be such person's legal liability; (e) in respect of or the balance of the deferred and unpaid purchase price of any property or assets, other than any account payable or other accrued current liability or obligation incurred in the ordinary course of business in connection with the obtaining of materials or services; (f) under an interest rate or currency swap agreement, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements;

                  (ii) with respect to any Obligation of others of the type described in the preceding clause (i) or under clause (iii) below assumed by or guaranteed in any manner by such person or in effect guaranteed by such person through an agreement to purchase (including, without limitation, "take or pay" and similar arrangements), contingent or otherwise (and the Obligations of such person under any such assumptions, guarantees or other such arrangements); and

                  (iii) any and all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing.

         "INDENTURE" means this Indenture as amended or supplemented from time to time.

         "INITIAL PURCHASERS" means Citigroup Global Markets Inc., Credit Suisse First Boston LLC and Lehman Brothers Inc.

         "ISSUE DATE" means June 23, 2003.

         "JUNIOR SECURITIES" means the Common Stock or other securities of the Company as reorganized or readjusted or any other corporation provided for by a plan of reorganization or readjustment the payment of which is subordinate, at least to the extent provided for in this Indenture with respect to the Convertible Subordinated Notes, to the payment in full without diminution or modification by such plan of all Senior Debt.

         "LAST REPORTED SALE PRICE" means, as of any date, (i) the closing sale price per share of the Common Stock (or if no closing sale price is reported, the average of the bid and asked prices or, if more than one in either case, the average of the average bid and the average asked prices) on that date as reported in composite transactions for the principal U.S. securities exchange on which the Common Stock is traded, or (ii) if the Common Stock is not listed on a U.S. national or regional securities exchange, as reported by the Nasdaq National Market, or (iii) if the Common Stock is not listed for trading on a United States national or regional securities exchange and not reported by the Nasdaq National

Market on the relevant date, the last quoted bid price for the Common Stock in the over-the-counter market on the relevant date as reported by the National Quotation Bureau or similar organization, or (iv) if the Common Stock is not so quoted, the average of the mid-point of the last bid and asked prices for the Common Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

         "LIQUIDATED DAMAGES" has the meaning specified in the Registration Rights Agreement.

         "MATERIAL SUBSIDIARY" means any Subsidiary of the Company which at the date of determination is a "significant subsidiary" as defined in Rule 1-02(w) of Regulation S-X under the Securities Act and the Exchange Act.

         "MATURITY DATE" means July 15, 2023.

         "NOTE CUSTODIAN" means The Bank of New York, as custodian with respect to any Global Security, or any successor entity thereto.

         "OBLIGATIONS" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages and other liabilities payable under the documentation governing any Indebtedness.

         "OFFERING MEMORANDUM" means the final offering memorandum dated June 17, 2003, relating to the Convertible Subordinated Notes, including all amendments thereto.

         "OFFICER" means the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, any Executive Vice President, Senior Vice President or Vice President (whether or not designated by a number or numbers or word or words before or after the title "VICE PRESIDENT"), the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

         "OFFICERS' CERTIFICATE" means a certificate signed by two Officers, one of whom is the Chairman of the Board, the Chief Executive Officer, the President, the Chief Financial Officer, the Treasurer or the Controller of the Company.

         "OPINION OF COUNSEL" means a written opinion from legal counsel reasonably acceptable to the Trustee who may be an employee of or counsel to the Company or the Trustee except to the extent otherwise indicated in this Indenture.

         A "PERSON" means any individual, corporation, partnership, joint venture, trust, estate, unincorporated organization, limited liability company or government or any agency or political subdivision thereof.

         "RECORD DATE" means with respect to payment of Liquidated Damages, the January 1 or July 1, as the case may be, immediately preceding the applicable Damages Payment Date.

         "REDEMPTION DATE" when used with respect to any of the Convertible Subordinated Notes to be redeemed, means the date fixed by the Company for such redemption pursuant to Article 3 of this Indenture.

         "REDEMPTION PRICE" when used with respect to any of the Convertible Subordinated Notes to be redeemed, means 100% of the principal amount of the Convertible Subordinated Notes being redeemed, plus any accrued and unpaid Liquidated Damages to but excluding the Redemption Date.

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement relating to the Convertible Subordinated Notes and Common Stock issuable upon conversion of such Convertible Subordinated Notes dated June 23, 2003, between the Company and the Initial Purchasers, as such agreement may be amended, modified or supplemented from time to time.

         "REPRESENTATIVE" means the trustee, agent or representative (if any) for an issue of Senior Debt.

         "RESTRICTED COMMON STOCK LEGEND" means the legend labeled as such and that is set forth in Exhibit B hereto.

         "RESTRICTED SECURITIES LEGEND" means the legend labeled as such and that is set forth in Exhibit A hereto.

         "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

         "SENIOR CREDIT FACILITY" means any credit facility agreement between the Company and the lenders party thereto outstanding from time to time that provides for revolving credit and/or term loans and which is designated by the Company in the instrument evidencing or governing such senior credit facility as its "Senior Credit Facility" for purposes of this Indenture.

         "SENIOR DEBT" means the principal of, premium, if any, interest on and other amounts due on Indebtedness of the Company, whether outstanding on the date of this Indenture or thereafter created, incurred, assumed or guaranteed by the Company (including all deferrals, renewals, extensions, refinancings and refundings of, or amendments, modifications or supplements to, any of the foregoing), unless, in the instrument creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding, it is expressly provided that such Indebtedness is not senior in right of payment to, or ranks pari passu in right of payment with, the Convertible Subordinated Notes. Senior Debt includes, with respect to the obligations described above, interest accruing, pursuant to the terms of such Senior Debt, on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not post-filing interest is allowed in such proceeding, at the rate specified in the instrument governing the relevant obligation. Notwithstanding anything to the contrary in the foregoing, Senior Debt shall not include: (a) Indebtedness of or amounts owed by the Company for compensation to employees, or for goods, services or materials purchased in the ordinary course of business; (b) Indebtedness of the Company to a Subsidiary of the Company; (c) any liability for federal, state, local or other taxes owed or owing by the Company; or (d) the Company's 4.75% convertible subordinated notes due 2006, which are pari passu with the Convertible Subordinated Notes.

         "SHELF REGISTRATION STATEMENT" shall have the meaning set forth in the Registration Rights Agreement.

         "SUBSIDIARY" means, with respect to any person, (1) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such person or one or more of the other subsidiaries of that person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such person or a Subsidiary of such person or (b) the only general partners of which are such person or of one or more subsidiaries of such person (or any combination thereof).

         "TERMINATION OF TRADING" will be deemed to have occurred if the Common Stock (or other common stock into which the Convertible Subordinated Notes are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on the Nasdaq National Market or another established automated over-the-counter trading market in the United States.

         "TRADING DAY" means (a) if the applicable security is listed, admitted for trading or quoted on the New York Stock Exchange, the Nasdaq National Market or another national security exchange, a day on which the New York Stock Exchange, the Nasdaq National Market or another national security exchange is open for business or (b) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law, regulation or executive order to close.

         "TRADING PRICE" means, on any date of determination, the average of the secondary market bid quotations per $1,000 principal amount of Convertible Subordinated Notes obtained by the Trustee for $5,000,000 principal amount of the Convertible Subordinated Notes at approximately 3:30 p.m., New York City time, on such determination date from three independent nationally recognized securities dealers selected by the Company, provided that if three such bids cannot reasonably be obtained by the Trustee, but two such bids are obtained, then the average of the two bids shall be used, and if only one such bid can reasonably be obtained by the Trustee, this one bid shall be used. If the Trustee cannot reasonably obtain at least one such bid for $5,000,000 principal amount of the notes from a nationally recognized securities dealer, then the Trading Price per $1,000 principal amount of the Convertible Subordinated Notes on such date will be deemed to be less than 98% of the product of (a) the Last Reported Sale Price of the Common Stock and (b) the then applicable Conversion Rate.

         "TIA" means the Trust Indenture Act of 1939 as in effect on the date of execution of this Indenture, except as provided in Sections 9.03 and 12.11; provided that if the Trust Indenture Act of 1939 is amended after the date hereof, the term "TIA" shall mean, to the extent required by such amendment, the Trust Indenture Act of 1939 as so amended.

         "TRUSTEE" means the party named as such above until a successor replaces it in accordance with the applicable provisions of this Indenture and thereafter means the successor.

         "TRUST OFFICER" means an officer of the Trustee within the Corporate Finance Unit of the Corporation Trust Division of the Trustee (or any successor unit, department or division of the Trustee) located at the Corporate Trust Office of the Trustee who has direct responsibility for the administration of this Indenture and, for the purposes of Section 7.01(c)(2) and the last sentence of Section 7.05, shall also include any officer of the Trustee to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject.

         "VOTING STOCK" of a corporation means all classes of Capital Stock of such corporation then outstanding and normally entitled to vote in the election of directors.

         Section 1.02. Certain Other Definitions.

                                                                                         Defined in
                                                                                          Section
                                                                                         ----------
"Aggregate Distribution"......................................................             12.06
"Bankruptcy Law"..............................................................              6.01
"Business Day"................................................................             10.07
"Conversion Agent"............................................................              2.03
"Current Cash Distribution" ..................................................             12.06
"Current Market Price"........................................................             12.06
"Custodian"...................................................................              6.01
"Designated Event Offer"......................................................              3.10
"Designated Event Purchase Date"..............................................              3.10
"Designated Event Purchase Price".............................................              3.10
"Event of Default"............................................................              6.01
"Excess Payments".............................................................              6.01
"Fair Market Value"...........................................................             12.06
"Global Security".............................................................              2.01

"Legal Holiday"...............................................................             10.07
"Paying Agent"................................................................              2.03
"Payment Blockage Notice".....................................................             11.02
"Purchase Date"...............................................................              3.09
"Purchase Notice".............................................................              3.09
"Purchase Price"..............................................................              3.09
"record date".................................................................             12.06
"Register"....................................................................              2.03
"Registrar"...................................................................              2.03

         Section 1.03. Incorporation by Reference of the Trust Indenture Act. Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture.

         The following TIA terms used in this Indenture have the following meanings: "COMMISSION" means the Commission; "INDENTURE SECURITIES" means the Convertible Subordinated Notes;

         "INDENTURE SECURITY HOLDER" means a holder of a Convertible Subordinated Note;

         "INDENTURE TO BE QUALIFIED" means this Indenture;

         "INDENTURE TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee; and

         "OBLIGOR" on the Convertible Subordinated Notes means the Company or any other obligor on the Convertible Subordinated Notes.

         All other terms in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule under the TIA have the meanings so assigned to them.

         Section 1.04. Rules of Construction. Unless the context otherwise requires:

         (a)      a term has the meaning assigned to it;

         (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

         (c)      "or" is not exclusive;

         (d) words in the singular include the plural, and in the plural include the singular;

         (e)      the male, female and neuter genders include one another;

         (f)      provisions apply to successive events and transactions;

         (g) "herein", "hereof", "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision, unless otherwise indicated;

         (h)      "including" means including without limitation;

         (i) references to section of or rules under the Securities Act shall be deemed to include substitute, replacement or successor sections or rules adopted by the Commission from time to time; and

         (j) references to Articles, Sections and other subdivisions herein are references to Articles and Sections of this Indenture.

                                   ARTICLE 2
                       THE CONVERTIBLE SUBORDINATED NOTES

         Section 2.01. Form and Dating.

         (a) The Convertible Subordinated Notes shall be designated as "ZERO COUPON CONVERTIBLE SUBORDINATED NOTES DUE 2023". The Convertible Subordinated Notes are being offered and sold by the Company pursuant to a Purchase Agreement relating to the Convertible Subordinated Notes, dated June 17, 2003, among the Company and the Initial Purchasers (the "PURCHASE AGREEMENT"). The Convertible Subordinated Notes are being offered and sold (i) to persons outside the United States in reliance on Regulation S under the Securities Act ("REGULATION S") or (ii) to "QUALIFIED INSTITUTIONAL BUYERS" as defined in Rule 144A in reliance on Rule 144A under the Securities Act ("RULE 144A"), each as provided in the Purchase Agreement.

         (b) Global Securities. The Convertible Subordinated Notes shall be issued in the form of one or more permanent global securities in definitive, fully registered form without interest coupons with the Global Securities Legend and Restricted Securities Legend set forth in Exhibit A hereto (each, a "GLOBAL SECURITY"). Any Global Security shall be deposited on behalf of the purchasers of the Convertible Subordinated Notes represented thereby with the Trustee, as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary (and, in the case of Convertible Subordinated Notes held in accordance with Regulation S, registered with the Depositary for the accounts of designated agents holding on behalf of the Euroclear System ("EUROCLEAR") or Clearstream Banking, societe anonyme ("CLEARSTREAM")), duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided.

         (c) Book-Entry Provisions. This Section 2.01(c) shall apply only to a Global Security deposited with or on behalf of the Depositary.

         The Company shall execute and the Trustee shall, in accordance with this Section 2.01(c) and the written order of the Company, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee.

         Members of, or participants in, the Depositary ("AGENT MEMBERS") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

         The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "Management Regulations and Instructions to Participants" of Clearstream shall be applicable to interests in any Global Securities that are held by participants through Euroclear or Clearstream. The Trustee shall have no obligation to notify holders of any such procedures or to monitor or enforce compliance with the same.

         (d) Definitive Securities. Except as provided in Section 2.10, owners of beneficial interests in Global Securities will not be entitled to receive physical delivery of certificated Convertible Subordinated Notes in definitive form. If applicable, certificated Convertible Subordinated Notes in definitive form will bear the Restricted Securities Legend set forth on Exhibit A unless removed in accordance with Section 2.06(b).

         Section 2.02. Execution and Authorization. One Officer shall sign the Convertible Subordinated Notes for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Convertible Subordinated Note no longer holds that office at the time the Convertible Subordinated Note is authenticated, the Convertible Subordinated Note shall nevertheless be valid.

         A Convertible Subordinated Note shall not be valid until authenticated by the manual signature of the Trustee. The signature shall be conclusive evidence that the Convertible Subordinated Note has been authenticated under this Indenture.

         Upon a written order of the Company signed by an Officer of the Company, the Trustee shall authenticate Convertible Subordinated Notes for original issue up to an aggregate principal amount of $135,000,000 (plus up to an additional $20,250,000 aggregate principal amount of Convertible Subordinated Notes that may be sold by the Company pursuant to the option granted pursuant to the Purchase Agreement) to the Initial Purchasers. The aggregate principal amount of Convertible Subordinated Notes outstanding at any time may not exceed that amount except as provided in Section 2.07.

         The Convertible Subordinated Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 or any integral multiple thereof.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Convertible Subordinated Notes. An authenticating agent may authenticate Convertible Subordinated Notes whenever the Trustee may do so.

         Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same right as the Trustee to deal with the Company or an Affiliate of the Company.

         Section 2.03. Registrar, Paying Agent and Conversion Agent. The
Company shall maintain or cause to be maintained in The City of New York, New York, an office or agency: (i) where securities may be presented for registration of transfer or for exchange ("REGISTRAR"); (ii) where Convertible Subordinated Notes may be presented for payment ("PAYING AGENT"); (iii) where Convertible Subordinated Notes may be presented for conversion (the "CONVERSION AGENT"); and (iv) where notices and demands to or upon the Company in respect of Convertible Subordinated Notes and this Indenture may be served by the holders of the Convertible Subordinated Notes. The Registrar shall keep a Register ("REGISTER") of the Convertible Subordinated Notes and of their transfer and exchange. The Company may appoint one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term "Paying Agent" includes any additional paying agent, and the term "Conversion Agent" includes any additional Conversion Agent. The Company may change any Paying Agent, Registrar, Conversion Agent or co-registrar without prior notice. The Company shall notify the Trustee of the name and address of any Agent not a party to this Indenture and shall enter into an appropriate agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company or any of its subsidiaries may act as Paying Agent, Registrar, Conversion Agent or co-registrar, except that for purposes of Articles 3 and 8, neither the Company nor any of its subsidiaries shall act as Paying Agent. If the Company fails to appoint or maintain another entity as

Registrar, or Paying Agent or Conversion Agent, the Trustee shall act as such, and the Trustee shall initially act as such.

         Section 2.04. Paying Agent to Hold Money in Trust. The Company shall require each Paying Agent (other than the Trustee, who hereby so agrees), to agree in writing that the Paying Agent will hold in trust for the benefit of holders of the Convertible Subordinated Notes or the Trustee all money held by the Paying Agent for the payment of principal of, or the Redemption Price, Purchase Price, Designated Event Purchase Price or Liquidated Damages on the Convertible Subordinated Notes, and will notify the Trustee of any default by the Company in respect of making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary of the Company) shall have no further liability for the money. If the Company or a Subsidiary of the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the holders of the Convertible Subordinated Notes all money held by it as Paying Agent.

         Section 2.05. Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of holders of Convertible Subordinated Notes and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee, as the Trustee may request in writing, within 15 days after receipt by the Company of any such request (or such lesser time as the Trustee may reasonably request in order to enable it to timely provide any notice to be provided by it hereunder), a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of holders of Convertible Subordinated Notes.

         Section 2.06. Transfer and Exchange. (a) When Convertible Subordinated Notes are presented to the Registrar or a co-registrar with a request to register a transfer or to exchange them for an equal principal amount of Convertible Subordinated Notes of other denominations, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Company shall issue and the Trustee shall authenticate Convertible Subordinated Notes at the Registrar's request, bearing registration numbers not contemporaneously outstanding. No service charge shall be made to a holder for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company and the Registrar may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable upon exchanges pursuant to Sections 2.07, 3.07, 3.09, 3.10, 9.05 or 12.02.

         The Company or the Registrar shall not be required (i) to issue, register the transfer of or exchange Convertible Subordinated Notes during a period beginning at the opening of business 15 days before the day of any selection of

Convertible Subordinated Notes for redemption under Section 3.01 and ending at the close of business on the day of selection, or (ii) to register the transfer or exchange of any Convertible Subordinated Note so selected for redemption in whole or in part, except the unredeemed portion of any Convertible Subordinated Note being redeemed in part.

         All Convertible Subordinated Notes issued upon any transfer or exchange of Convertible Subordinated Notes in accordance with this Indenture shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture as the Convertible Subordinated Notes surrendered upon such registration of transfer or exchange.

         (b) Notwithstanding any provision to the contrary herein, so long as a Global Security remains outstanding and is held by or on behalf of the Depositary, transfers of a Global Security, in whole or in part, or of any beneficial interest therein, shall only be made in accordance with Sections 2.01(a) and 2.10; provided, however, that beneficial interests in a Global Security may only be transferred to persons who take delivery thereof in the form of a beneficial interest in the Global Security in accordance with the transfer restrictions set forth under the heading "Transfer Restrictions" in the Offering Memorandum and, if applicable, in the Restricted Securities Legend.

         Except for transfers or exchanges made in accordance with Section 2.10, transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to nominees of the Depositary or to a successor of the Depositary or such successor's nominee.

         In the event that a Global Security is exchanged for Convertible Subordinated Notes in definitive form pursuant to Section 2.10 prior to (x) the effectiveness of a Shelf Registration Statement with respect to such Convertible Subordinated Notes or (y) the expiration of the holding period with respect to sales thereof pursuant to Rule 144(k) under the Securities Act (or any similar provision), such exchange may occur, and such Convertible Subordinated Notes may be further exchanged or transferred, only upon receipt by the Registrar of (1) such Global Security or such Convertible Subordinated Notes in definitive form, duly endorsed as provided herein, as applicable, (2) instructions from the holder directing the Trustee to authenticate and deliver one or more Convertible Subordinated Notes in definitive form of the same aggregate principal amount as the Global Security or the Convertible Subordinated Notes in definitive form (or portion thereof), as applicable, to be transferred, such instructions to contain the name or names of the designated transferee or transferees, the authorized denomination or denominations of the Convertible Subordinated Notes in definitive form to be so issued and appropriate delivery instructions, and (3) such certifications or other information and, in the case of transfers pursuant to Rule 144 under the Securities Act, legal opinions as the Company may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act (including the certification requirements intended to ensure that such transfers comply with Rule 144A or Regulation S under the Securities Act, as the case may be), and upon compliance with such other procedures as may from time to time be adopted by the Company and the Registrar.

         (c) Except (x) in connection with a Shelf Registration Statement contemplated by and in accordance with the terms of the Registration Rights Agreement or (y) following the expiration of the holding period with respect to sales of Convertible Subordinated Notes pursuant to Rule 144(k) under the Securities Act (or any similar provision then in force), if Convertible Subordinated Notes are issued upon the registration of transfer, exchange or replacement of Convertible Subordinated Notes bearing a Restricted Securities Legend, or if a request is made to remove such a Restrictive Securities Legend on Convertible Subordinated Notes, the Convertible Subordinated Notes so issued shall bear the Restricted Securities Legend, or a Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Company such satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act, may include an opinion of counsel given in accordance with the laws in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act or that such Convertible Subordinated Notes are not "RESTRICTED" within the meaning of Rule 144 under the Securities Act. Upon provision to the Company of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver Convertible Subordinated Notes that do not bear the legend. The Company shall not otherwise be entitled to require the delivery of a legal opinion in connection with any transfer or exchange of Securities.

         (d) Neither the Trustee nor any Agent shall have any responsibility for any actions taken or not taken by the Depositary, for any Depositary records or beneficial ownership interests or for any transactions between the Depositary and any Agent Member or between or among the Depositary, an Agent Member and/or any holder or owner of a beneficial interest in a Global Security.

         (e) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Convertible Subordinated Notes (including any transfers between or among the Depositary's participants or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation, including delivery of Legal Opinions, as is expressly required by, and to do so if and when expressly required by, the terms of this Indenture and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.07. Replacement Convertible Subordinated Notes. If the holder of a Convertible Subordinated Note claims that its Convertible Subordinated Note has been lost, destroyed or wrongfully taken, the Company shall issue and the

Trustee shall authenticate a replacement Convertible Subordinated Note if the Trustee's and the Company's requirements are met. If required by the Trustee or the Company as a condition of receiving a replacement Convertible Subordinated Note, the holder of a Convertible Subordinated Note must provide a certificate of loss and an indemnity or an indemnity bond sufficient, in the judgment of both the Company and the Trustee, to fully protect the Company, the Trustee, any Agent and any authenticating agent from any loss, liability, cost or expense which any of them may suffer or incur if the Convertible Subordinated Note is replaced. The Company and the Trustee may charge the relevant holder for their expenses in replacing any Convertible Subordinated Note.

         The Trustee or any authenticating agent may authenticate any such substituted Convertible Subordinated Note, and deliver the same upon the receipt of such security or indemnity as the Trustee, the Company and, if applicable, such authenticating agent may require. Upon the issuance of any substituted Convertible Subordinated Note, the Company and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Convertible Subordinated Note which has matured or is about to mature, or has been called for redemption pursuant to Section 3.01, submitted for repurchase pursuant to Section 3.09 or 3.10 or is about to be converted into Common Stock pursuant to Article 12, shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Convertible Subordinated Note, pay or authorize the payment of or convert or authorize the conversion of the same (without surrender thereof except in the case of a mutilated Convertible Subordinated Note), as the case may be, if the applicant for such payment or conversion shall furnish to the Company, to the Trustee and, if applicable, to the authenticating agent such security or indemnity as may be required by them to save each of them harmless for any loss, liability, cost or expense caused by or connected with such substitution, and, in case of destruction, loss or theft, evidence satisfactory to the Company, the Trustee and, if applicable, any paying agent or conversion agent of the destruction, loss or theft of such Convertible Subordinated Note and of the ownership thereof.

         Every replacement Convertible Subordinated Note is an additional obligation of the Company and shall be entitled to all the benefits provided under this Indenture equally and proportionately with all other Convertible Subordinated Notes duly issued, authenticated and delivered hereunder.

         Section 2.08. Outstanding Convertible Subordinated Notes. The Convertible Subordinated Notes outstanding at any time are all the Convertible Subordinated Notes properly authenticated by the Trustee except for those canceled by the Trustee, those delivered to it for cancellation, and those described in this Section 2.08 as not outstanding.

         If a Convertible Subordinated Note is replaced pursuant to Section 2.07, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Convertible Subordinated Note is held by a bona fide purchaser.

         If Convertible Subordinated Notes are considered paid under Section
4.01 or converted under Article 12, they cease to be outstanding, and Liquidated Damages, if any, on them cease to accrue.

         The Company, its officers and directors and its Affiliates may purchase Convertible Subordinated Notes and, subject to Section 2.09 hereof, a Convertible Subordinated Note does not cease to be outstanding because the Company, its officers, directors or an Affiliate of the Company holds the Convertible Subordinated Note.

         Section 2.09. When Treasury Convertible Subordinated Notes Disregarded. In determining whether the holders of the required principal amount of Convertible Subordinated Notes have concurred in any direction, waiver or consent, Convertible Subordinated Notes owned by the Company, its officers and directors or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Convertible Subordinated Notes which a Trust Officer of the Trustee actually knows are so owned shall be so disregarded.

         Section 2.10. Temporary Convertible Subordinated Notes; Exchange of Global Security for Definitive Securities. (a) Until definitive Convertible Subordinated Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Convertible Subordinated Notes. Temporary Convertible Subordinated Notes shall be substantially in the form of definitive Convertible Subordinated Notes but may have variations that the Company considers appropriate for temporary Convertible Subordinated Notes and shall be reasonably acceptable to the Trustee. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Convertible Subordinated Notes in exchange for temporary Convertible Subordinated Notes.

         (b) A Global Security deposited with the Depositary or with the Trustee as custodian for the Depositary pursuant to Section 2.01 shall be transferred to the beneficial owners thereof in the form of certificated Convertible Subordinated Notes in definitive form only if such transfer complies with Section 2.06 and (i) the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security, defaults in its duties as Depositary or if at any time such Depositary ceases to be a "clearing agency" registered under the Exchange Act and in either case a successor Depositary is not appointed by the Company within 90 days of such notice, or (ii) the Company at any time and in its sole discretion determines to no longer have the Convertible Subordinated Notes represented by a Global Security, or (iii) if the Company so specifies, upon the request of the beneficial owners.

         (c) Any Global Security or interest thereon that is transferable to the beneficial owners thereof in the form of certificated Convertible Subordinated Notes in definitive form shall, if held by the Depositary, be surrendered by the Depositary to the Trustee, without charge, and the Trustee shall authenticate and deliver, upon such transfer of each portion of such Global Security, an equal aggregate principal amount of Convertible Subordinated Notes of authorized denominations in the form of certificated Convertible Subordinated Notes in definitive form. Any portion of a Global Security transferred pursuant to this Section shall be executed, authenticated and delivered only in denominations of $1,000 and any integral multiple thereof and registered in such names as the Depositary shall direct. Any Convertible Subordinated Notes in the form of certificated Convertible Subordinated Notes in definitive form delivered in exchange for an interest in the Global Security shall, except as otherwise provided by Section 2.06, bear the Restricted Securities Legend set forth in Exhibit A hereto.

         (d) Prior to any transfer pursuant to Section 2.10(b), the registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Indenture or the Convertible Subordinated Notes.

         (e) If required pursuant to this Section 2.10, the Company will make available to the Trustee a reasonable supply of certificated Convertible Subordinated Notes in definitive form without interest coupons.

         Section 2.11. Cancellation. The Company at any time may deliver Convertible Subordinated Notes to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Convertible Subordinated Notes surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else may cancel Convertible Subordinated Notes surrendered for registration of transfer, exchange, payment, replacement, conversion, redemption, repurchase or cancellation. Upon written instructions of the Company, the Trustee, subject to record retention requirements under the Exchange Act, shall dispose of canceled Convertible Subordinated Notes as the Company directs and, after such disposition, shall deliver a certificate of destruction to the Company. Absent such instructions, the Trustee shall dispose of cancelled Convertible Subordinated Notes in accordance with its operating procedures then in effect. The Company may not issue new Convertible Subordinated Notes to replace Convertible Subordinated Notes that it has paid, redeemed or repurchased or that have been delivered to the Trustee for cancellation or that any holder has (i) converted pursuant to Article 12 hereof,
(ii) submitted for redemption pursuant to Section 3.01 hereof or (iii) submitted for repurchase pursuant to Section 3.09 or Section 3.10 hereof (unless revoked).

         Section 2.12. [Reserved].

         Section 2.13. CUSIP Number. The Company in issuing the Convertible Subordinated Notes may use a "CUSIP" number and/or other similar numbers, and if so, such CUSIP number and/or other similar numbers shall be included in notices of redemption, repurchase or exchange as a convenience to holders of Convertible Subordinated Notes; provided, however, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number and/or other similar numbers printed in the notice or on the Convertible Subordinated Notes and that reliance may be placed only on the other identification numbers printed on the Convertible Subordinated Notes. The Company will promptly notify the Trustee of any change in the CUSIP number and/or other similar numbers.

                                   ARTICLE 3
                            REDEMPTION AND PURCHASES

         Section 3.01. Optional Redemption. The Company may not redeem any Convertible Subordinated Notes prior to July 15, 2008. At any time on or after July 15, 2008 and prior to maturity, the Convertible Subordinated Notes may be redeemed at the option of the Company, in whole or in part, at the Redemption Price, upon notice to the holders as set forth in Section 3.04.

         Section 3.02. Notices to Trustee. If the Company elects to redeem Convertible Subordinated Notes pursuant to Section 3.01, it shall furnish to the Trustee, at least 35 days but not more than 65 days before a Redemption Date (unless a shorter period shall be satisfactory to the Trustee), an Officers' Certificate setting forth (i) the Redemption Date, (ii) the principal amount of Convertible Subordinated Notes (if less than all) to be redeemed, (iii) the Redemption Price and (iv) the CUSIP number of the Convertible Subordinated Notes being redeemed.

         Section 3.03. Selection of Convertible Subordinated Notes to be Redeemed. If less than all the Convertible Subordinated Notes are to be redeemed, the Trustee shall select the Convertible Subordinated Notes to be redeemed by lot, on a pro rata basis or by any other method that the Trustee considers fair and appropriate. The Trustee shall make the selection not more than 60 days and not less than 30 days before the Redemption Date from Convertible Subordinated Notes outstanding and not previously called for redemption. The Trustee may select for redemption a portion of the principal of any Convertible Subordinated Notes that has a denomination larger than $1,000. Convertible Subordinated Notes and portions thereof will be redeemed in the amount of $1,000 or integral multiples of $1,000.

         Provisions of this Indenture that apply to Convertible Subordinated Notes called for redemption also apply to portions of Convertible Subordinated Notes called for redemption. The Trustee shall notify the Company promptly of the Convertible Subordinated Notes or portions of Convertible Subordinated Notes to be called for redemption.

         If any Convertible Subordinated Note selected for partial redemption is converted in part after such selection, the converted portion of such Convertible Subordinated Note shall be deemed (so far as possible) to be the portion to be selected for redemption. The Convertible Subordinated Notes (or portion thereof) so selected shall be deemed duly selected for redemption for all purposes hereof, notwithstanding that any such Convertible Subordinated Note is converted in whole or in part before the mailing of the notice of redemption. Upon any redemption of less than all the Convertible Subordinated Notes, the Company and the Trustee may treat as outstanding any Convertible Subordinated Notes surrendered for conversion during the period of 15 days next preceding the mailing of a notice of redemption and need not treat as outstanding any Convertible Subordinated Note authenticated and delivered during such period in exchange for the unconverted portion of any Convertible Subordinated Note converted in part during such period.

         Section 3.04. Notice of Redemption. At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail by first class mail a notice of redemption to each holder whose Convertible Subordinated Notes are to be redeemed, at such holder's registered address.

         The notice shall identify the Convertible Subordinated Notes to be redeemed and shall state:

         (1)      the Redemption Date;

         (2)      the Redemption Price;

         (3) if any Convertible Subordinated Note is being redeemed in part, the portion of the principal amount of such Convertible Subordinated Note to be redeemed and that, after the Redemption Date, upon surrender of such Convertible Subordinated Note, a new Convertible Subordinated Note or Convertible Subordinated Notes in principal amount equal to the unredeemed portion will be issued in the name of the holder thereof;

         (4) that Convertible Subordinated Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

         (5) that Liquidated Damages, if applicable, on Convertible Subordinated Notes called for redemption and for which funds have been set apart for payment, cease to accrue on and after the Redemption Date (unless the Company defaults in the payment of the Redemption Price or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture);

         (6) the aggregate principal amount of Convertible Subordinated Notes (if less than all) that are being redeemed;

         (7) the CUSIP and/or other similar number of the Convertible Subordinated Notes (provided that the disclaimer permitted by 2.13 may be made);

         (8)      the name and address of the Paying Agent;

         (9) that Convertible Subordinated Notes called for redemption may be converted at any time prior to the close of business on the last Business Day immediately preceding the Redemption Date, even if the Convertible Subordinated Notes are not otherwise convertible at such time, and if not converted prior to the close of business on such date, the right of conversion will be lost; and

         (10) that in the case of Convertible Subordinated Notes or portions thereof called for redemption on a date that is also a Damages Payment Date, the Liquidated Damages, if any, due on such date shall be paid to the person in whose name the Convertible Subordinated Note is registered at the close of business on the relevant Record Date.

         The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Convertible Subordinated Note designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any Convertible Subordinated Note.

         At the Company's request, the Trustee shall give notice of redemption in the Company's name and at the Company's expense.

         Section 3.05. Effect of Notice of Redemption. Once notice of redemption is mailed, Convertible Subordinated Notes called for redemption become due and payable on the Redemption Date at the Redemption Price.

         Section 3.06. Deposit of Redemption Price. Prior to 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Trustee or with the Paying Agent money in immediately available funds sufficient to pay the Redemption Price of all Convertible Subordinated Notes to be redeemed on that date. The Trustee or the Paying Agent shall return to the Company any money not required for that purpose.

         On and after the Redemption Date, unless the Company shall default in the payment of the Redemption Price, Liquidated Damages, if applicable, will cease to accrue on the principal amount of the Convertible Subordinated Notes or portions thereof called for redemption and for which funds have been set apart for payment, and such Convertible Subordinated Notes, or portions thereof, shall cease after the close of business on the Business Day immediately preceding the Redemption Date to be convertible into Common Stock and, except as provided in this Section 3.06 and Section 8.04, to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Convertible Subordinated Notes, or portions thereof, except the right to receive the Redemption Price thereof. In the case of Convertible Subordinated Notes or portions thereof redeemed on a Redemption Date which is also a Damages Payment Date, the Liquidated Damages, if any, due on such date shall be paid to the person in whose name the Convertible Subordinated Note is registered at the close of business on the relevant Record Date.

         Section 3.07. Convertible Subordinated Notes Redeemed in Part. Upon surrender of a Convertible Subordinated Note that is redeemed in part only, the Company shall issue and the Trustee shall authenticate and deliver to the holder of a Convertible Subordinated Note a new Convertible Subordinated Note equal in principal amount to the unredeemed portion of the Convertible Subordinated Note surrendered, at the expense of the Company, except as specified in Section 2.06.

         Section 3.08. [Reserved].

         Section 3.09. Purchase of Notes at the Option of the Holder.

         (a) On each of July 15, 2008, July 15, 2013 and July 15, 2018 (each, a "PURCHASE DATE"), a holder shall have the option to require the Company to purchase in cash at a price (the "PURCHASE PRICE") equal to 100% of the principal amount of the Convertible Subordinated Notes to be purchased plus any accrued and unpaid Liquidated Damages to but excluding such Purchase Date. The Company shall purchase Convertible Subordinated Notes on a Purchase Date at the option of a holder, upon:

                  (i) delivery to the Paying Agent by the holder of a written notice of purchase (a "PURCHASE NOTICE") at any time from the opening of business on the date that is 20 Business Days prior to the relevant Purchase Date until the close of business on the Business Day prior to such Purchase Date, stating:

                           (A) if certificated, the certificate numbers of the Convertible Subordinated Notes which the holder will deliver to be purchased, or, if not certificated, the Purchase Notice must comply with appropriate DTC procedures;

                           (B) the portion of the principal amount of the Convertible Subordinated Notes which the holder will deliver to be purchased, which portion must be $1,000 in principal amount or an integral multiple thereof; and

                           (C) that such Convertible Subordinated Notes shall be purchased as of the Purchase Date pursuant to the terms and conditions specified in this Section 3.09.

                  (ii) delivery or book-entry transfer of such Convertible Subordinated Notes to the Paying Agent after delivery of the Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery or transfer being a condition to receipt by the holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 3.09 only if the

         Notes so delivered or transferred to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice.

         (b) Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent the Purchase Notice contemplated by this Section
3.09 shall have the right at any time prior to the close of business on the Business Day prior to the Purchase Date to withdraw such Purchase Notice (in whole or in part) by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11(b). If the Purchase Notice is given and withdrawn during such period, the Company will not be obligated to purchase such Convertible Subordinated Notes.

         (c) The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written notice of withdrawal thereof.

         (d) Prior to 10:00 a.m. (New York City time) on the Purchase Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company is acting as the Paying Agent, shall segregate and hold in trust) cash sufficient to pay the aggregate Purchase Price of the Convertible Subordinated Notes to be purchased pursuant to this Section 3.09. Payment by the Paying Agent of the Purchase Price for such Convertible Subordinated Notes shall be made to the holder promptly following the later of the Purchase Date or the time of book-entry transfer or delivery of such Convertible Subordinated Notes. If the Paying Agent holds cash sufficient to pay the Purchase Price of such Convertible Subordinated Notes on the Purchase Date, then, on and after such date, such Convertible Subordinated Notes shall cease to be outstanding and Liquidated Damages, if any, on such Convertible Subordinated Notes shall cease to accrue, whether or not book-entry transfer of such Convertible Subordinated Notes is made or such Convertible Subordinated Notes are delivered to the Paying Agent, and all other rights of the holder shall terminate (other than the right to receive the Purchase Price upon delivery or transfer of the Convertible Subordinated Notes).

         Section 3.10. Repurchase Upon Designated Event. (a) Within 30 days following a Designated Event (the date of each such occurrence being the "DESIGNATED EVENT DATE"), the Company shall notify the holders of Convertible Subordinated Notes in writing of such occurrence and shall make an offer (the "DESIGNATED EVENT OFFER") to purchase all Convertible Subordinated Notes then outstanding at a purchase price in cash (the "DESIGNATED EVENT PURCHASE PRICE") equal to 100% of the principal amount thereof, plus accrued and unpaid Liquidated Damages, if any, to, but excluding, the Designated Event Purchase Date (as defined below).

         Unless the Company has given the holders notice of redemption pursuant to Section 3.01, notice of a Designated Event shall be mailed by or at the direction of the Company to the holders of Convertible Subordinated Notes as provided in Section 3.11(a). The Designated Event Offer shall remain open until a specified date (the "DESIGNATED EVENT PURCHASE DATE") which is at least 30 days (or 20

Business Days, whichever is longer) from the date such notice is mailed. Holders of Convertible Subordinated Notes may elect to tender their Convertible Subordinated Notes in whole or in part in integral multiples of $1,000 in exchange for cash at any time prior to the close of business on the Business Day prior to the Designated Event Purchase Date.

         (b) The Company shall purchase Convertible Subordinated Notes upon the occurrence of a Designated Event at the option of the holder, upon:

                  (i) delivery to the Paying Agent by the holder of a written notice of purchase (a "DESIGNATED EVENT PURCHASE NOTICE") prior to the close of business on Business Day prior to the Designated Event Purchase Date, stating:

                           (A) if certificated, the certificate numbers of the Convertible Subordinated Notes which the holder will deliver to be purchased, or, if not certificated, the Designated Event Purchase Notice must comply with appropriate DTC procedures;

                           (B) the portion of the principal amount of the Convertible Subordinated Notes which the holder will deliver to be purchased, which portion must be $1,000 in principal amount or an integral multiple thereof; and

                           (C) that such Convertible Subordinated Notes shall be purchased by the Company pursuant to the terms and conditions specified in this Section 3.10; and

                  (ii) delivery or book-entry transfer of such Convertible Subordinated Notes to the Paying Agent simultaneously with or after delivery of the Designated Event Purchase Notice (together with all necessary endorsements) at the offices of the Paying Agent, such delivery or transfer being a condition to receipt by the Holder of the Designated Event Purchase Price therefor; provided, however, that such Designated Event Purchase Price shall be so paid pursuant to this
         Section 3.10 only if the Convertible Subordinated Notes so delivered or transferred to the Paying Agent shall conform in all respects to the description thereof in the related Designated Event Purchase Notice.

         (c) Notwithstanding anything herein to the contrary, any holder delivering to the Paying Agent the Designated Event Purchase Notice contemplated by this Section 3.10 shall have the right at any time prior to the close of business on the Business Day prior to the Designated Event Purchase Date to withdraw such Purchase Notice (in whole or in part) by delivery of a written notice of withdrawal to the Paying Agent in accordance with Section 3.11(b).

         (d) The Paying Agent shall promptly notify the Company of the receipt by it of any Designated Event Purchase Notice or written notice of withdrawal thereof.

         (e) Prior to 10:00 a.m. (New York City time) on the Designated Event Purchase Date, the Company shall deposit with the Paying Agent (or if the Company or an Affiliate of the Company is acting as the Paying Agent, shall segregate and hold in trust) cash sufficient to pay the aggregate Designated Event Purchase Price of the Convertible Subordinated Notes to be purchased pursuant to this Section 3.10. Payment by the Paying Agent of the Designated Event Purchase Price for such Convertible Subordinated Notes shall be made promptly following the later of the Designated Event Purchase Date or the time of book-entry transfer or delivery of such Convertible Subordinated Notes. If the Paying Agent holds, in accordance with the terms of this Indenture, cash sufficient to pay the Designated Event Purchase Price of such Convertible Subordinated Notes on the Designated Event Purchase Date, then, on and after such date, such Convertible Subordinated Notes shall cease to be outstanding and Liquidated Damages, if any, on such Convertible Subordinated Notes shall cease to accrue, whether or not book-entry transfer of such Convertible Subordinated Notes is made or such Convertible Subordinated Notes are delivered to the Paying Agent, and all other rights of the holder shall terminate (other than the right to receive the Designated Event Purchase Price upon delivery or transfer of the Convertible Subordinated Notes).

         (f) In the case of any reclassification, change, consolidation, merger, share exchange, combination or sale or conveyance to which Section 12.11 applies in which the Common Stock of the Company is changed or exchanged as a result into the right to receive stock, securities or other property or assets (including cash) which includes shares of common stock of the Company or another person that are, or upon issuance will be, traded on a United States national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States and such shares constitute at the time such change or exchange becomes effective in excess of 50% of the aggregate Fair Market Value of such stock, securities other property and assets (including cash) (as determined by the Company, which determination shall be conclusive and binding), then the person formed by such consolidation or resulting from such merger or share exchange or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture) modifying the provisions of this Indenture relating to the right of holders of Convertible Subordinated Notes to cause the Company to repurchase Convertible Subordinated Notes following a Designated Event, including the applicable provisions of this Section 3.10 and the definitions of Designated Event, Change of Control and Termination of Trading, as appropriate, as determined in good faith by the Company (which determination shall be conclusive and binding), to make such provision apply to such common stock and the issuer thereof if different from the Company (in lieu of the Company and the Common Stock of the Company).

         (g) Neither the Trustee nor any Paying Agent shall be responsible for determining whether any event that constitutes or would result in a Designated Event has occurred and neither shall be charged with knowledge of the occurrence of a Designated Event unless and until a Trust Officer of the Trustee or, in the event that the Trustee is not at the time also the Paying Agent, the Paying Agent, as the case may be, shall have received a Company Notice in respect thereof as provided in Section 3.11(a), on which Company Notice the Trustee and such Paying Agent may conclusively rely and shall be fully protected in so relying.

         Section 3.11. Further Conditions and Procedures for Repurchase Upon A Designated Event and Purchase of Convertible Subordinated Notes at the Option Of The Holder.

         (a) Notice of Purchase Date or Designated Event. The Company shall send notices (each, a "COMPANY NOTICE") to the holders at their addresses shown in the Register maintained by the Registrar, and deliver any such Company Notice to a Trust Officer of the Trustee and to the Paying Agent, not less than 20 Business Days prior to each Purchase Date, or on or before the 30th day after the occurrence of the Designated Event, as the case may be (each such date of delivery, a "COMPANY NOTICE DATE"). Each Company Notice shall include a form of Purchase Notice or Designated Event Purchase Notice to be completed by a holder and shall state:

                  (i) if applicable, that a Designated Event Offer is being made pursuant to Section 3.10 and that all Convertible Subordinated Notes will be accepted for payment;

                  (ii) if applicable, the event, transaction or transactions that constitute the Designated Event;

                  (iii) the applicable Purchase Price or Designated Event Purchase Price, as the case may be, the Conversion Rate at the time of such notice and the Purchase Date or the Designated Event Purchase Date, as the case may be;

                  (iv) the name and address of the Paying Agent and the Conversion Agent;

                  (v) that Convertible Subordinated Notes must be surrendered to the Paying Agent to collect payment of the Purchase Price or Designated Event Purchase Price;

                  (vi) that Convertible Subordinated Notes as to which a Purchase Notice or Designated Event Purchase Notice has been given may be converted only if the applicable Purchase Notice or Designated Event Purchase Notice has been withdrawn in accordance with the terms of
         Section 3.11(b);

                  (vii) that the Purchase Price or Designated Event Purchase Price for any Convertible Subordinated Notes as to which a Purchase Notice or a Designated Event Purchase Notice, as applicable, has been given and not withdrawn shall be paid by the Paying Agent promptly following the later of the Purchase Date or Designated Event Purchase Date, as applicable, or the time of book-entry transfer or delivery of such Convertible Subordinated Notes;

                  (viii)   the procedures the holder must follow under Section
         3.09 or Section 3.10, as applicable;

                  (ix) briefly, the conversion rights of the Convertible Subordinated Notes;

                  (x) that, unless the Company defaults in making payment of such Purchase Price or Designated Event Purchase Price on Convertible Subordinated Notes covered by any Purchase Notice or Designated Event Purchase Notice, as applicable, Liquidated Damages will cease to accrue on and after the Purchase Date or Designated Event Purchase Date, as applicable;

                  (xi) the CUSIP and/or other similar number of the Convertible Subordinated Notes; and

                  (xii) the procedures for withdrawing a Purchase Notice or Designated Event Purchase Notice.

         Simultaneously with providing such Company Notice, the Company will publish a notice containing the information in such Company Notice in a newspaper of general circulation in The City of New York or publish such information on its then existing Web site or through such other public medium as it may use at the time.

         (b)      Withdrawal of Purchase Notice or Designated Event Purchase
Notice.

         A Purchase Notice or Designated Event Purchase Notice, as the case may be, may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business, New York City time, on the Business Day prior to the Purchase Date or the Designated Event Purchase Date, as the case may be, to which it relates specifying:

                  (i) if certificated, the certificate number of the Convertible Subordinated Notes in respect of which such notice of withdrawal is being submitted, or, if not certificated, the written notice of withdrawal must comply with appropriate DTC procedures;

                  (ii) the principal amount of the Convertible Subordinated Notes with respect to which such notice of withdrawal is being submitted; and

                  (iii) the principal amount, if any, of such Convertible Subordinated Notes which remains subject to the original Purchase Notice or Designated Event Purchase Notice, as the case may be, and which has been or shall be delivered for purchase by the Company.

         The Paying Agent shall promptly return to the respective holders thereof any Convertible Subordinated Notes (x) with respect to which a Purchase Notice or Designated Event Purchase Notice, as the case may be, has been withdrawn in compliance with this Indenture, or (y) held by it during the continuance of an acceleration of the principal amount of the Convertible Subordinated Notes that has not been rescinded on or prior to the Purchase Date or Designated Event Purchase Date, as the case may be, in which case, upon such return, the Purchase Notice or Designated Event Purchase Notice with respect thereto shall be deemed to have been withdrawn.

         The Trustee (or any Paying Agent appointed by the Company) shall as promptly as practicable return to the Company any money not applied for the purchase of Convertible Subordinated Notes. If such money is then segregated and held in trust by the Company as Paying Agent and is not applied for the purchase of Convertible Subordinated Notes, it shall be discharged from such trust.

         (c) Convertible Subordinated Notes Purchased in Part. Any Convertible Subordinated Notes that are to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder thereof or such holder's attorney duly authorized in writing) and the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver to the holder of such Convertible Subordinated Notes, without service charge, a new Convertible Subordinated Note or Convertible Subordinated Notes, of any authorized denomination as requested by such holder in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Convertible Subordinated Notes so surrendered which is not purchased or redeemed.

         (d) Covenant to Comply with Securities Laws Upon Purchase of Convertible Subordinated Notes. In connection with any offer to purchase Convertible Subordinated Notes under Sections 3.09 or 3.10 hereof, the Company shall, to the extent applicable, (a) comply with Rules 13e-4 and 14e-1 (and any successor provisions thereto) under the Exchange Act, if applicable; (b) file the related Schedule TO (or any successor schedule, form or report) under the Exchange Act, if applicable; and (c) otherwise comply with all applicable federal and state securities laws so as to permit the rights and obligations under Sections 3.09 or 3.10 to be exercised in the time and in the manner specified in Sections 3.09 or 3.10.

                                    ARTICLE 4
                                    COVENANTS

         Section 4.01. Payment of Convertible Subordinated Notes. The Company shall pay the principal of and Liquidated Damages, if any, on the Convertible Subordinated Notes on the dates and in the manner provided in the Convertible Subordinated Notes. Principal, Liquidated Damages, the Redemption Price, Purchase Price or the Designated Event Purchase Price shall be considered paid on the date due if the Trustee or Paying Agent (other than the Company or a Subsidiary of the Company) holds as of 10:00 a.m., New York City time, on that date immediately available funds designated for and sufficient to pay all principal, Liquidated Damages, if any, the Redemption Price, Purchase Price or the Designated Event Purchase Price then due; provided, however, that money held by the Agent for the benefit of holders of Senior Debt pursuant to the provisions of Article 11 or the payment of which to the holders of the Convertible Subordinated Notes is prohibited by Article 11 shall not be considered to be designated for the payment of any principal of or Liquidated Damages, if any, Redemption Price, Purchase Price or Designated Event Purchase Price, on the Convertible Subordinated Notes within the meaning of this Section 4.01.

         To the extent lawful, the Company shall pay interest (including postpetition interest in any proceeding under any Bankruptcy Law) on overdue principal, at the rate of 1%, compounded semiannually.

         Section 4.02. Commission Reports. The Company shall comply with
Section 314(a) of the TIA.

         The Company's delivery to the Trustee of the reports, information and documents required by said Section 314(a) is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

         Section 4.03. Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company (the first such certificate to be delivered for the fiscal year ended December 31,
2003), an Officers' Certificate stating that, as to each such Officer signing such certificate, that to the best of his or her knowledge, the Company is not in default in the performance or observance of any of the terms and conditions hereof (or, if any Default or Event of Default shall have occurred, describing all such Defaults or Events of Default of which he or she may have knowledge) and, that to the best of his or her knowledge, no event has occurred and remains in existence by reason of which payments on account of the principal of or Liquidated Damages, if any, on the Convertible Subordinated Notes are prohibited.

         The Company shall, so long as any of the Convertible Subordinated Notes are outstanding, deliver to the Trustee, forthwith upon becoming aware of any

Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto.

         Section 4.04. Maintenance of Office or Agency. The Company shall maintain or cause to be maintained the office or agency required under Section
2.03. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency not maintained by the Trustee. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, presentations, surrenders, notices and demands with respect to the Convertible Subordinated Notes may be made or served at the Corporate Trust Office of the Trustee.

         The Company may also from time to time designate one or more other offices or agencies where the Convertible Subordinated Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designation.

         Section 4.05. Continued Existence. Subject to Article 5, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

         Section 4.06. Liquidated Damages. Liquidated Damages shall be paid by the Company, in the amounts and under the circumstances required by the Registration Rights Agreement, on each Damages Payment Date to holders of record as of the applicable Record Date. In the event that the Company is required to pay Liquidated Damages to holders of Convertible Subordinated Notes pursuant to the Registration Rights Agreement, the Company will provide written notice ("LIQUIDATED DAMAGES NOTICE") to the Trustee of its obligation to pay Liquidated Damages no later than the Record Date for the applicable Damages Payment Date, and the Liquidated Damages Notice shall set forth the amount of Liquidated Damages to be paid by the Company on such Damages Payment Date. The Trustee shall not at any time be under any duty or responsibility to any holder of Convertible Subordinated Notes to determine the Liquidated Damages, or with respect to the nature, extent or calculation of the amount of Liquidated Damages when made, or with respect to the method employed in such calculation of the Liquidated Damages.

         Section 4.07. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.08, a Trustee, so that there shall at all times be a Trustee hereunder.

         Section 4.08. Stay, Extension and Usury Laws . The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter enforced, that may affect the Company's obligation to pay the Convertible Subordinated Notes; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law insofar as such law applies to the Convertible Subordinated Notes, and covenants that it shall not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law has been enacted.

         Section 4.09. Rule 144A Information Requirement. Within the period prior to the expiration of the holding period applicable to sales of Convertible Subordinated Notes under Rule 144(k) under the Securities Act (or any successor provision), the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Convertible Subordinated Notes or any Common Stock issued upon conversion thereof which continue to be restricted securities (as defined in Rule 144 under the Securities Act) in connection with any sale thereof and any prospective purchaser of Convertible Subordinated Notes or such Common Stock designated by such holder or beneficial holder, the information required pursuant to Rule 144A(d)(4) under the Securities Act upon the request of any holder or beneficial holder of the Convertible Subordinated Notes or such Common Stock and it will take such further action as any holder or beneficial holder of such Convertible Subordinated Notes or such Common Stock may reasonably request, all to the extent required from time to time to enable such holder or beneficial holder to sell its Convertible Subordinated Notes or Common Stock without registration under the Securities Act within the limitation of the exemption provided by Rule 144A, as such Rule may be amended from time to time. Upon the request of any holder or any beneficial holder of the Convertible Subordinated Notes or such Common Stock, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                                    ARTICLE 5
                                   SUCCESSORS

         Section 5.01. When the Company May Merge, Etc. The Company may not, consolidate or merge with or into any person (whether or not the Company is the surviving corporation), continue in a new jurisdiction, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its properties or assets, whether in a single transaction or series of related transactions unless:

         (a) the Company shall be the surviving or continuing corporation, or the person formed by or surviving any such consolidation or merger (if other than the Company) or the person which acquires by sale, assignment, transfer, lease, conveyance or other disposition the properties and assets of the Company is a corporation organized or existing under the laws of the United States, any State thereof or the District of Columbia;

         (b) the corporation formed by or surviving any such consolidation or merger (if other than the Company), or the corporation to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made, assumes all of the Company's obligations, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Convertible Subordinated Notes, the Registration Rights Agreement and this Indenture;

         (c) such sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the Company's properties or assets shall be as an entirety or virtually as an entirety to one corporation and such corporation shall have assumed all of the Company's obligations hereunder, pursuant to a supplemental indenture in a form reasonably satisfactory to the Trustee, under the Convertible Subordinated Notes, the Registration Rights Agreement and this Indenture;

         (d) immediately after such transaction, no Default or Event of Default exists; and

         (e) the Company or such successor corporation shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such transaction and the supplemental indenture comply with this provision of this Indenture and that all conditions precedent in this Indenture relating to such transaction have been satisfied.

         For purposes of this Article 5, the transfer (by lease, assignment, sale or otherwise, in a single transaction or series of transactions) of all or substantially all of the properties or assets of one or more subsidiaries of the Company, the capital stock of which individually or in the aggregate constitutes all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

         Section 5.02. Successor Corporation Substituted. If the Company consolidates with or merges into any other corporation or conveys, transfers or leases all or substantially all of its property and assets as described in
Section 5.01, the successor corporation shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein, and thereafter (except in the case of a lease) the predecessor corporation will be relieved of all further obligations and covenants under this Indenture and the Convertible Subordinated Notes.

         Section 5.03. Purchase Option on Designated Event. This Article 5 does not affect the obligations of the Company (including without limitation any successor to the Company) under Section 3.10.

                                   ARTICLE 6
                              DEFAULTS AND REMEDIES

         Section 6.01. Events Of Default. An "EVENT OF DEFAULT" occurs if:

         (a) the Company defaults in the payment of any installment of Liquidated Damages on any Convertible Subordinated Note when the same becomes due and payable and the default continues for a period of 30 days; or

         (b) the Company defaults in the payment of any principal, Redemption Price, Purchase Price or Designated Event Purchase Price of or premium, if any, on any Convertible Subordinated Note when the same becomes due and payable, whether at maturity, upon redemption, purchase or otherwise; or

         (c) the Company defaults in the performance of its obligations in connection with a Designated Event; or

         (d) the Company fails to observe or perform any other covenant or agreement contained in this Indenture or the Convertible Subordinated Notes required by it to be performed and the failure continues for a period of 60 days after the receipt of written notice by the Company from the Trustee or by the Company and the Trustee from the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Subordinated Notes stating that such notice is a "Notice of Default"; or

         (e) a default under any mortgage, indenture or instrument under which there is issued or by which there is secured or evidenced any Indebtedness for money borrowed by the Company or any Material Subsidiary of the Company (or the payment of which is guaranteed by the Company or any of its Material Subsidiaries), whether such Indebtedness or guarantee exists on the date of this Indenture or is created thereafter, which default (i) is caused by a failure to pay when due any principal of or interest on such Indebtedness within the grace period provided for in such Indebtedness (which failure continues beyond any applicable grace period) (a "PAYMENT CROSS-DEFAULT") or (ii) results in the acceleration of such Indebtedness prior to its express maturity (without such acceleration being rescinded or annulled) and, in each case, the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness under which there is a Payment Cross-Default or the maturity of which has been so accelerated, aggregates $15,000,000 or more and which Payment Cross-Default is not cured or which acceleration is not annulled within 30 days after written receipt by the Company from the Trustee or by the Company and the Trustee from the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Subordinated Notes stating that such notice is a "Notice of Default"; or

         (f) a final, non-appealable judgment or final non-appealable judgments (other than any judgment as to which a reputable insurance company has accepted full liability) for the payment of money are entered by a court or courts of competent jurisdiction against the Company or any Material Subsidiaries of the Company and remain unstayed, unbonded or undischarged for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments exceeds $15,000,000; or

         (g) the Company or any Material Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (i)      commences a voluntary case or proceeding; or

                  (ii) consents to the entry of an order for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or

                  (iii) consents to the appointment of a Custodian of the Company or any Material Subsidiary or for all or any substantial part of its property; or

                  (iv) makes a general assignment for the benefit of its creditors; or

                  (v) takes corporate or similar action in respect of any of the foregoing; or

         (h) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (i) is for relief against the Company or any Material Subsidiary in an involuntary case or proceeding; or

                  (ii) appoints a Custodian of the Company or any Material Subsidiary or for all or any substantial part of the property of the Company or any Material Subsidiary; or

                  (iii) orders the liquidation of the Company or any Material Subsidiary;

         and in each case referred to in this paragraph (h) the order or decree remains undismissed or unstayed and in effect for 60 days.

         The term "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar federal, state or foreign bankruptcy, insolvency or similar law. The term "CUSTODIAN" means any custodian, receiver, trustee, assignee, sequestor, liquidator or similar official under any Bankruptcy Law.

         Section 6.02. Acceleration. If an Event of Default (other than an
Event of Default specified in clauses (g) and (h) of Section 6.01 hereof) occurs and is continuing, the Trustee by notice to the Company, or the holders of at least 25% in principal amount of the then outstanding Convertible Subordinated Notes by notice to the Company and the Trustee, may declare all the Convertible Subordinated Notes to be due and payable. Upon such declaration, the principal of, premium, if any, on and accrued and unpaid Liquidated Damages, if any, on the Convertible Subordinated Notes shall be due and payable immediately. If an Event of Default specified in clause (g) or (h) of Section 6.01 hereof occurs, the principal of, premium, if any, on and accrued and unpaid Liquidated Damages, if any, on the Convertible Subordinated Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any holder. The holders of a majority in aggregate principal amount of the then outstanding Convertible Subordinated Notes by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree, if all amounts payable to the Trustee pursuant to Section 7.07 hereof have been paid and if all existing Events of Default have been (or are simultaneously therewith) cured or waived as provided for herein except nonpayment of principal, premium, if any, or Liquidated Damages, if any, that has become due solely because of the acceleration.

         Section 6.03. Other Remedies. If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of principal of, premium, if any, on or Liquidated Damages, if any, on, the Convertible Subordinated Notes or to enforce the performance of any provision of the Convertible Subordinated Notes or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Convertible Subordinated Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. All remedies are cumulative to the extent permitted by law.

         Section 6.04. Waiver Of Past Defaults. Subject to Section 6.07 hereof, the holders of a majority in aggregate principal amount of the then outstanding Convertible Subordinated Notes by notice to the Trustee may waive an existing Default or Event of Default and its consequences except a continuing Default or Event of Default in the payment of the Purchase Price, Designated Event Purchase Price, Redemption Price or the principal of, premium, if any, on, or Liquidated Damages, if any, on, any Convertible Subordinated Note. When a Default or Event of Default is waived, it is cured and ceases; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereon.

         Section 6.05. Control By Majority. The holders of a majority in principal amount of the then outstanding Convertible Subordinated Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture, that may be unduly prejudicial to the rights of other holders, or that may involve the Trustee in personal liability. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

         Section 6.06. Limitation On Suits. A holder may pursue a remedy with respect to this Indenture or the Convertible Subordinated Notes only if:

         (a) the holder gives to the Trustee a written notice of a continuing Event of Default;

         (b) the holders of at least 25% in principal amount of the then outstanding Convertible Subordinated Notes make a written request to the Trustee to pursue the remedy;

         (c) such holder or holders offer and, if requested, provide to the Trustee indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of indemnity; and

         (e) during such 60-day period the holders of a majority in principal amount of the then outstanding Convertible Subordinated Notes do not give the Trustee a direction inconsistent with the request.

         A holder may not use this Indenture to prejudice the rights of another holder or to obtain a preference or priority over another holder.

         Section 6.07. Rights of Holders to Receive Payment. Notwithstanding any other provision of this Indenture, the right of any holder of a Security to receive payment of principal, Redemption Price, Purchase Price or Designated Event Purchase Price of, premium, if any on, and Liquidated Damages, if any, on the Convertible Subordinated Note, on or after the respective due dates expressed in the Convertible Subordinated Note and this Indenture, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the holder made pursuant to this Section.

         Section 6.08. Collection Suit by Trustee. If an Event of Default specified in Sections 6.01(a) or 6.01(b) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal, Redemption Price, Purchase Price or Designated Event Purchase Price, premium, if any, Liquidated Damages, if any, remaining unpaid on the Convertible Subordinated Notes and, to the extent permitted by law, interest on overdue principal, Redemption Price, Purchase Price or Designated Event Purchase Price, premium, if any, and Liquidated Damages, if any and such further amount as shall be sufficient to cover the costs and, to the extent lawful, expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due under Section 7.07 hereof.

         Section 6.09. Trustee May File Proofs of Claim. The Trustee shall be entitled and empowered, without regard to whether the Trustee or any holder shall have made any demand or performed any other act pursuant to the provisions of this Article 6 and without regard to whether the principal of the Convertible Subordinated Notes shall then be due and payable as therein expressed or by declaration or otherwise, by intervention in any proceedings relative to the Company or any other obligor upon the Convertible Subordinated Notes, or to the creditors or property or assets of the Company or any such other obligor or otherwise, to take any and all actions authorized under the TIA in order to have claims of the holders and the Trustee allowed in any such proceeding. In particular, the Trustee shall be entitled and empowered in such instances:

         (a) to file and prove a claim or claims for the whole amount of principal and premium, if any, Liquidated Damages, if any, and any other amounts owing and unpaid in respect of the Convertible Subordinated Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including all amounts owing to the Trustee and each predecessor Trustee pursuant to Section 7.07 hereof) and of the holders allowed in any judicial proceedings relating to the Company or other obligor upon the Convertible Subordinated Notes or property of the Company or any such other obligor,

         (b) unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Convertible Subordinated Notes in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and

         (c) to collect and receive any moneys or other property or assets payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the holders and of the Trustee on their behalf; and any trustee, receiver, or liquidator, custodian or other similar official is hereby authorized by each of the holders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the holders, to pay to the Trustee such amounts as shall be sufficient to cover all amounts owing to the Trustee and each predecessor Trustee pursuant to Section 7.07 hereof.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any holder any plan of reorganization, arrangement, adjustment or composition affecting the Convertible Subordinated Notes or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the

Trustee shall be a party), the Trustee shall be held to represent all the holders of the Convertible Subordinated Notes, and it shall not be necessary to make any holders of the Convertible Subordinated Notes parties to any such proceedings.

         Section 6.10. Priorities. If the Trustee collects any money or other property (or the same is distributed) pursuant to this Article 6, it shall pay out the money in the following order:

                  First: to the Trustee (or any predecessor Trustee) for amounts due under Section 7.07, including payment of all compensation, expense and liabilities incurred, and all advances made, by the Trustee and the costs and expenses of collection;

                  Second: to the holders of Senior Debt to the extent required by Article 11;

                  Third: to the holders, for amounts due and unpaid on the Convertible Subordinated Notes for principal, premium, if any, interest on any overdue principal, if any, and Liquidated Damages, if any, ratably, without preference or priority of any kind, according to the amounts due and payable on the Convertible Subordinated Notes for principal, premium, if any, and Liquidated Damages, if any; and

                  Fourth: to the Company or to such other party as a court of competent jurisdiction shall direct.

         The Trustee may fix a record date and payment date for any payment to holders made pursuant to this Section 6.10 and shall notify the Company of such record date at least 15 days prior to such date. At least 15 days before such record date, the Company shall mail to each holder and the Trustee a notice that states the record date, the payment date and amount to be paid. The Trustee may mail such notice in the name and at the expense of the Company.

         Section 6.11. Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a holder pursuant to Section 6.07 hereof, or a suit by holders of more than 10% in principal amount of the then outstanding Convertible Subordinated Notes.

         Section 6.12. Restoration of Rights and Remedies. If the Trustee or any holder of Convertible Subordinated Notes has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such holder, then and in every such case the Company, the

Trustee and the holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the holders shall continue as though no such proceeding has been instituted.

         Section 6.13. Rights and Remedies Cumulative. Except as otherwise provided in Section 7.02 hereof, no right or remedy conferred herein, upon or reserved to the Trustee or to the holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent (to the extent permitted by law) the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.14. Delay Or Omission Not Waiver. No delay or omission of the Trustee or of any holder of any Convertible Subordinated Note to exercise any right or remedy accruing upon any Event of Default shall (to the extent permitted by law) impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article 6 or by law to the Trustee or to the holders may (to the extent permitted by law) be exercised from time to time and as often as may be deemed expedient, by the Trustee or by the holders, as the case may be.

                                    ARTICLE 7
                                   THE TRUSTEE

         The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Article 7.

         Section 7.01. Duties Of The Trustee. If an Event of Default known to a Trust Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) Except during the continuance of an Event of Default known to the Trustee:

                  (1) the duties of the Trustee shall be determined solely by the express provisions of this Indenture, and the Trustee need perform only those duties that are specifically set forth in this Indenture and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the form required by this Indenture (but need not confirm or investigate the accuracy of any mathematical calculations or other facts stated therein).

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (1) this paragraph does not limit the effect of Sections 7.01(b) or 7.01(e);

                  (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that is in any way related to the Trustee is subject to paragraphs (a), (b), (c) and (e) of this Section 7.01.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights and powers hereunder, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk of liability is not reasonably assured to it.

         (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

         Section 7.02. Rights Of The Trustee. (a) The Trustee may rely on and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter contained therein.

         (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof is herein specifically prescribed). In addition, before the Trustee acts or refrains from acting, it may require an Officers' Certificate, an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection from liability in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

         (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its attorneys and agents and other persons not regularly in its employ and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its discretion, rights or powers.

         (e) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (f) The Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

         (g) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the holders of Convertible Subordinated Notes pursuant to the provisions of this Indenture, unless such holders have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby.

         (h) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, security or other document unless requested in writing to do so by the holders of not less than a majority in aggregate principal amount of the Convertible Subordinated Notes then outstanding, provided that if the Trustee determines in its discretion to make any such investigation, then it shall be entitled, upon reasonable prior notice and during normal business hours, to examine the books and records and the premises of the Company, personally or by agent or attorney, and the reasonable expenses of every such examination shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be reimbursed by the Company upon demand.

         (i) The permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty.

         (j) The Trustee shall not be responsible for the computation of any adjustment to the Conversion Price or for any determination as to whether an adjustment is required and shall not be deemed to have knowledge of any adjustment unless and until it shall have received the Officers' Certificate from the Company contemplated by Section 12.08. The Trustee shall not be charged with knowledge of any event specified or contemplated in Section 12.01 that makes the Convertible Subordinated Notes eligible for conversion unless and until a Trust Officer of the Trustee shall have received the written notice specified in the second paragraph of said Section 12.01. The Trustee shall not be charged with knowledge of a Designated Event unless and until a Trust Officer of the Trustee shall have received a Company Notice specified in Section 3.11(a).

         (k) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including as Agent), and each agent, custodian and other person employed to act hereunder.

         (l) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         Section 7.03. Individual Rights of the Trustee. Subject to Sections
7.10 and 7.11, the Trustee in its individual or any other capacity may become the owner or pledgee of Convertible Subordinated Notes with the same rights it would have if it were not the Trustee and may otherwise deal with the Company or an Affiliate of the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights.

         Section 7.04. Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Convertible Subordinated Notes. It shall not be accountable for the Company's use of the proceeds from the Convertible Subordinated Notes or any money paid to the Company or upon the Company's direction under any provision of this Indenture. It shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Convertible Subordinated Notes or any other document in connection with the issuance or sale of the Convertible Subordinated Notes or pursuant to this Indenture other than its certificate of authentication.

         Section 7.05. Notice of Defaults. If a Default or Event of Default occurs and is continuing and if it is known to a Trust Officer of the Trustee, the Trustee shall mail to each holder of a Convertible Subordinated Note a notice of the Default or Event of Default within 60 days after it occurs. A Default or an Event of Default shall not be considered known to a Trust Officer of the Trustee unless it is a Default or Event of Default in the payment of principal, Redemption Price, Purchase Price or Designated Event Purchase Price, premium, if any, or Liquidated Damages, if any, when due under Section 6.01(a) or (b) and the Trustee is also the Paying Agent at such time, or a Trust Officer of the Trustee shall have received written notice thereof, in accordance with this Indenture, from the Company or from the holders of a majority in principal amount of the outstanding Convertible Subordinated Notes and such notice references the Convertible Subordinated Notes and this Indenture. Except in the case of a Default or Event of Default in payment of principal of, premium, if any, or interest or Liquidated Damages, if any, on any Convertible Subordinated Note, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of the holders of the Convertible Subordinated Notes.

         Section 7.06. Reports by the Trustee to Holders. Within 60 days after the reporting date stated in Section 10.10, the Trustee shall mail to holders of Convertible Subordinated Notes a brief report dated as of such reporting date that complies with TIA 313(a) (but if no event described in TIA Section 313(a) has occurred within twelve months preceding the reporting date, no report need be transmitted). The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c).

         A copy of each report at the time of its mailing to holders of Convertible Subordinated Notes shall be filed, at the expense of the Company, by the Trustee with the Commission and each stock exchange or securities market, if any, on which the Convertible Subordinated Notes are listed. The Company shall timely notify the Trustee when the Convertible Subordinated Notes are listed or quoted on any stock exchange or securities market.

         Section 7.07. Compensation and Indemnity. The Company shall pay to the Trustee from time to time, and the Trustee shall be entitled to, such compensation as shall be agreed to in writing by the Company and the Trustee for its acceptance of this Indenture and its services hereunder. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable disbursements, advances and expenses incurred or made by or on behalf of it in addition to the compensation for its services. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, counsel and other persons not regularly in its employ.

         The Company shall indemnify the Trustee (and any predecessor Trustee) against, and defend and hold the Trustee (and any predecessor Trustee) harmless from, any loss, damage, liability or expense incurred by it arising out of or in connection with the acceptance or administration this Indenture and the trusts hereunder, including the costs and expenses of defending itself against or investigating any claim (whether asserted by the Company, any holder or other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, or in connection with enforcing the provisions of this Section 7.07, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim with counsel designated by the Company, who may be outside counsel to the Company but shall in all events be reasonably satisfactory to the Trustee, and the Trustee shall cooperate in the defense. In addition, the Trustee may retain separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The indemnification herein extends to any settlement; provided, however, that the Company will not be liable for any settlement made without its consent; provided further, however, that such consent will not be unreasonably withheld.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through its own negligence or willful misconduct.

         The Trustee shall have a lien prior to the Convertible Subordinated Notes on all money or property held or collected by the Trustee to secure the Company's payment obligations in this Section 7.07, except that held in trust to pay principal, premium, if any, and Liquidated Damages, if any, on particular Convertible Subordinated Notes. Such lien and the Company's obligations under this Section 7.07 shall survive the satisfaction and discharge of this Indenture, the resignation or removal of the Trustee and the termination of the Indenture for any reason.

         Without prejudice to its rights hereunder, when the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(g) or (h) occurs, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under any Bankruptcy Law.

         Section 7.08. Replacement of the Trustee. A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this
Section 7.08.

         The Trustee may resign at any time and be discharged from the trust hereby created by so notifying the Company. The holders of a majority in principal amount of the then outstanding Convertible Subordinated Notes may remove the Trustee by so notifying the Trustee and the Company in writing and may appoint a successor Trustee. The Company may remove the Trustee if

         (a)      the Trustee fails to comply with Section 7.10;

         (b) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

         (c) a Custodian or public officer takes charge of the Trustee or its property;

or
         (d)      the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the holders of a majority in principal amount of the then outstanding Convertible Subordinated Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the holders of at least 10% in principal amount of the then outstanding Convertible Subordinated Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee after written request by any holder of a Convertible Subordinated Note who has been a holder for at least six months fails to comply with Section 7.10, such holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to holders of Convertible Subordinated Notes. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that all sums owing to the retiring Trustee hereunder have been paid and subject to the lien provided for in Section 7.07. Notwithstanding the replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under 7.07 shall continue for the benefit of the retiring Trustee with respect to expenses and liabilities incurred by it prior to such replacement.

         Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in the preceding paragraph.

         Section 7.09. Successor Trustee by Merger, etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business (including the trust created by this Indenture) to, another person, the resulting, surviving or transferee person without any further act shall be the successor Trustee with the same effect as if the successor Trustee had been named as the Trustee herein.

         Section 7.10. Eligibility; Disqualification. This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1). The Trustee shall always have a combined capital and surplus as stated in
Section 10.10. The Trustee is subject to TIA Section 310(b) regarding the disqualification of a trustee upon acquiring a conflicting interest; provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) (i) the Indenture, dated as of March 22, 1999, between the Company and The Bank of New York, as trustee, relating to the Company's 4.75% Convertible Subordinated Notes due 2006 and (ii) any indenture or indentures under which other securities of the Company ranking equally in right of payment with the Convertible Subordinated Notes, or certificates of interest or participation in other such securities are outstanding if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. Nothing herein shall prevent the Trustee from filing with the Commission the application referred to in the second to last paragraph of Section 310(b) of the TIA.

         Section 7.11. Preferential Collection Of Claims Against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship set forth in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE 8
                    SATISFACTION AND DISCHARGE OF INDENTURE

         Section 8.01. Discharge of Indenture. When (a) the Company delivers to the Trustee for cancellation all Convertible Subordinated Notes theretofore authenticated (other than any Convertible Subordinated Notes which have been destroyed, lost or stolen and in lieu of or in substitution for which other Convertible Subordinated Notes have been authenticated and delivered) and not theretofore canceled, or (b) the Company deposits with the Trustee, in trust, or delivers to the holders, as applicable, after the Convertible Subordinated Notes have become due and payable, whether at the stated Maturity Date, or any Redemption Date, Purchase Date, or Designated Event Purchase Date, or upon conversion or otherwise, cash or, in the case of conversion only, shares of common stock, sufficient to pay all of the outstanding Convertible Subordinated Notes (other than any Convertible Subordinated Notes which have been mutilated, destroyed, lost or stolen and in lieu of or in substitution for which other Convertible Subordinated Notes have been authenticated and delivered) not theretofore canceled or delivered to the Trustee for cancellation, including principal or Redemption Price, Purchase Price or Designated Event Purchase Price and premium, if any, and Liquidated Damages, if any, due on such date of maturity or Redemption Date, Purchase Date or Designated Event Purchase Date, as the case may be, and if the Company also pays, or causes to be paid, all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel as required by Section 10.04 and at the Company's cost and expense, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture; the Company, however, hereby agrees to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee and to compensate the Trustee for any services thereafter reasonably and properly rendered by the Trustee in connection with this Indenture or the Convertible Subordinated Notes.

         Section 8.02. Deposited Moneys to be Held in Trust by Trustee. Subject to Section 8.04, all moneys deposited with the Trustee pursuant to Section 8.01 shall be held in trust and applied by it to the payment, notwithstanding the provisions of Article 11, either directly or through the Paying Agent, to the holders of the particular Convertible Subordinated Notes for the payment, purchase or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and Liquidated Damages, if any, and premium, if any. All such moneys are subject to the Trustee's rights under Section 7.07

         Section 8.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent (other than the Trustee) shall, upon the Company's demand, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         Section 8.04. Return of Unclaimed Moneys. Subject to the requirements of applicable law, any moneys deposited with or paid to the Trustee for payment of the principal of, premium, if any, Redemption Price, Purchase Price, Designated Event Purchase Price or Liquidated Damages, if any, on Convertible Subordinated Notes and not applied but remaining unclaimed by the holders thereof for two years after the date upon which the principal of, premium, if any, Redemption Price, Purchase Price, Designated Event Purchase Price or Liquidated Damages, if any, on such Convertible Subordinated Notes, as the case may be, have become due and payable, shall be repaid to the Company by the Trustee on demand; provided, however, that the Company, or the Trustee at the request of the Company, shall have first caused notice of such payment to the Company to be mailed to each holder of a Convertible Subordinated Note entitled thereto no less than 30 days prior to such payment and all liability of the Trustee shall thereupon cease with respect to such moneys; and the holder of any of the Convertible Subordinated Notes shall thereafter look only to the Company for any payment that such holder may be entitled to collect unless an applicable abandoned property law designates another person.

         Section 8.05. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with Section 8.02 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Convertible Subordinated Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.01 until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with Section 8.02; provided, however, that if the Company makes any payment of Liquidated Damages, if any, on or principal, Redemption Price, Purchase Price, Designated Event Purchase Price or premium, if any, of any Convertible Subordinated Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the holders thereof to receive such payment from the money held by the Trustee or Paying Agent.

                                   ARTICLE 9
                      AMENDMENTS, SUPPLEMENTS AND WAIVERS

         Section 9.01. Without Consent of Holders. The Company and the Trustee may amend or supplement this Indenture or the Convertible Subordinated Notes without the consent of any holder:

         (a)      to cure any ambiguity, defect or inconsistency;

         (b)      to comply with Sections 3.10(f) and 5.01;

         (c) to provide for uncertificated Convertible Subordinated Notes in addition to or in place of definitive Convertible Subordinated Notes;

         (d) to make provisions with respect to the conversion rights of holders in the event of a consolidation, merger, continuation or sale of assets as required hereunder;

         (e) to comply with the requirements of the Commission in order to qualify, or maintain the qualifications of, this Indenture under the TIA;

         (f) to make any change that provides any additional rights or benefits to the holders of Convertible Subordinated Notes or that does not adversely affect the legal rights under this Indenture of any holder; or

         (g) to evidence and provide for the acceptance of the appointment under this Indenture of a successor Trustee.

         Upon the request of the Company accompanied by a board resolution authorizing the execution of any such amended or supplemental Indenture, and upon receipt by the Trustee of the documents described in Section 9.07 hereof, the Trustee shall join with the Company in the execution of any amended or supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into such amended or supplemental indenture that affects its own rights, duties or immunities under this Indenture or otherwise.

         An amendment under this Section may not make any change that adversely affects the rights under Article 11 of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change.

         Section 9.02. With Consent of Holders. Except as provided below in this
Section 9.02, the Company and the Trustee may amend or supplement this Indenture or the Convertible Subordinated Notes with the written consent of the holders of at least a majority in principal amount of the then outstanding Convertible Subordinated Notes. Subject to Sections 6.04 and 6.07 hereof, the holders of a majority in principal amount of the Convertible Subordinated Notes then outstanding may also by their written consent waive any existing Default or Event of Default as provided in Section 6.04 or waive compliance in a particular instance by the Company with any provision of this Indenture or the Convertible Subordinated Notes. However, without the consent of each holder affected, an amendment, supplement or waiver under this Section may not (with respect to any Convertible Subordinated Notes held by a nonconsenting holder):

         (a) reduce the amount of Convertible Subordinated Notes whose holders must consent to an amendment, supplement or waiver;

         (b) reduce the rate of, or change the time for payment of, Liquidated Damages on any Convertible Subordinated Note;

         (c) reduce the principal of or change the fixed maturity of any Convertible Subordinated Note or adversely change the provisions of Article 3 hereof;

         (d) make any Convertible Subordinated Note payable in money other than that stated in the Convertible Subordinated Note;

         (e)      make any change in Section 6.04 or 6.07;

         (f) waive a default in the payment of principal of, or premium, if any, or Liquidated Damages, if any, on, any Convertible Subordinated Note (other than a rescission of acceleration pursuant to Section 6.02 hereof by the holders of at least a majority in aggregate principal amount of the Convertible Subordinated Note and a waiver of the payment default that gave rise to such acceleration);

         (g) waive the payment of any Redemption Price, Purchase Price or Designated Event Purchase Price payable on any Convertible Subordinated Note; or

         (h) modify the conversion or subordination provisions hereof in a manner adverse to the holders of the Convertible Subordinated Notes; or

         (i) impair the right of holders to convert Convertible Subordinated Notes into Common Stock of the Company; and

         (j)      make any change in the foregoing provisions of this Section
9.02.

         Upon the request of the Company accompanied by a board resolution authorizing the execution of any such amended or supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the holders of Convertible Subordinated Notes as aforesaid, and upon receipt by the Trustee of the documents described in Section 9.07 hereof, the Trustee shall join with the Company in the execution of such amended or supplemental indenture unless such amended or supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such amended or supplemental indenture.

         To secure a consent of the holders under this Section 9.02, it shall not be necessary for the holders to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

         Section 9.03. Compliance with Trust Indenture Act. Every amendment to this Indenture or the Convertible Subordinated Notes shall be set forth in a supplemental indenture that complies with the TIA as then in effect.

         Section 9.04. Revocation and Effect of Consents. Until an amendment, supplement or waiver becomes effective, a consent to it by a holder of a Convertible Subordinated Note is a continuing consent by the holder and every subsequent holder of a Convertible Subordinated Note or portion of a Convertible Subordinated Note that evidences the same debt as the consenting holder's Convertible Subordinated Note, even if notation of the consent is not made on any Convertible Subordinated Note. However, any such holder or subsequent holder may revoke the consent as to such holder's Convertible Subordinated Note or portion of a Convertible Subordinated Note if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the holders of the requisite principal amount of Convertible Subordinated Notes have consented to the amendment, supplement or waiver.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the holders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the provisions of the immediately preceding paragraph, those persons who were holders at such record date (or their duly designated proxies), and only those persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such persons continue to be holders after such record date. No consent shall be valid or effective for more than 90 days after such record date unless consents from holders of the principal amount of Convertible Subordinated Notes required hereunder for such amendment, supplement or waiver to be effective shall have also been given and not revoked within such 90-day period.

         After an amendment, supplement or waiver becomes effective it shall bind every holder, unless it is of the type described in any of clauses (a) through (j) of Section 9.02 hereof. In such case, the amendment, supplement or waiver shall bind each holder who has consented to it and every subsequent holder that evidences the same debt as the consenting holder's Convertible Subordinated Note.

         Upon the execution of any supplemental indenture under this Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every holder of Convertible Subordinated Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. After a supplemental indenture becomes effective, the Company shall mail to holders a notice briefly describing such amendment. The failure to give such notice to all holders, or any defect therein, shall not impair or affect the validity of an amendment under this
Article 9.

         Section 9.05. Notation on or Exchange of Convertible Subordinated Notes. The Trustee may place an appropriate notation about an amendment, supplement or waiver on any Convertible Subordinated Note thereafter authenticated. The Company may issue and the Trustee shall authenticate new Convertible Subordinated Notes that reflect the amendment, supplement or waiver, in exchange for all Convertible Subordinated Notes then outstanding.

         Failure to make the appropriate notation or issue a new Convertible Subordinated Note shall not affect the validity and effect of such amendment, supplement or waiver.

         Section 9.06. Trustee Protected. The Trustee shall sign all supplemental indentures, except that the Trustee may, but need not, sign any supplemental indenture that adversely affects its rights.

         Section 9.07. Trustee to Sign Supplemental Indentures. The Company may not sign a supplemental Indenture until the Board of Directors approves it. In executing any supplemental indenture, the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive and (subject to Section 7.01) shall be fully protected in relying upon, in addition to the documents required by Section 10.04, an Officers' Certificate and an Opinion of Counsel stating that:

         (a) such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent to the execution, delivery and performance of such supplemental indenture have been satisfied;

         (b) the Company has all necessary corporate power and authority to execute and deliver the supplemental indenture and that the execution, delivery and performance of such supplemental indenture has been duly authorized by all necessary corporate action of the Company;

         (c) the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of or constitute a default under any of the terms, conditions or provisions of (i) this Indenture,(ii) the charter documents or by-laws of the Company, or (iii) any material agreement or instrument to which the Company is subject and of which such counsel is aware;

         (d) to the knowledge of legal counsel writing such Opinion of Counsel, the execution, delivery and performance of the supplemental indenture do not conflict with, or result in the breach of any of the terms, conditions or provisions of (i) any law or regulation applicable to the Company, or (ii) any material order, writ, injunction or decree of any court or governmental instrumentality applicable to the Company;

         (e) such supplemental indenture has been duly and validly executed and delivered by the Company, and this Indenture together with such supplemental indenture constitutes a legal, valid and binding obligation of the Company enforceable against the Company, in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles (whether considered in a proceeding at law or in equity); and

         (f) this Indenture together with such amendment or supplement complies with the TIA.

         Section 9.08. Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Convertible Subordinated Notes unless such consideration is offered to be paid to all holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 10
                               GENERAL PROVISIONS

         Section 10.01. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by TIA Section 318(c), such duties imposed by such section of the TIA shall control. If any provision of this Indenture expressly modifies or excludes any provision of the TIA that may be so modified or excluded, the Indenture provision so modifying or excluding such provision of the TIA shall be deemed to apply.

         Section 10.02. Notices. Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first class mail, with postage prepaid (registered or certified, return receipt requested), or sent by facsimile or overnight air couriers guaranteeing next day delivery, to the other's address as stated in Section 10.10. The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

         All notices and communications (other than those sent to holders of Convertible Subordinated Notes) shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when transmission is confirmed, if transmitted by facsimile; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Notwithstanding the foregoing, all notices to the Trustee shall be effective only upon receipt by a Trust Officer.

         Any notice or communication to a holder of a Convertible Subordinated Note shall be mailed by first-class mail, with postage prepaid, to his or her address shown on the Register kept by the Registrar. Failure to mail a notice or communication to a holder or any defect in it shall not affect its sufficiency with respect to other holders.

         If a notice or communication to a holder of a Convertible Subordinated
Note is sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it.

         If the Company sends a notice or communication to holders of Convertible Subordinated Notes, it shall send a copy to the Trustee and each Agent at the same time.

         All notices or communications shall be in writing.

         Section 10.03. Communication by Holders With Other Holders. Holders may communicate pursuant to TIA Section 312(b) with other holders with respect to their rights under this Indenture or the Convertible Subordinated Notes. The Company, the Trustee, the Registrar and the paying agent shall have the protection of TIA Section 312(c).

         Section 10.04. Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

         (a) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such person, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been complied with; and

         (b) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee (which shall include the statements set forth in Section 10.05) stating that, in the opinion of such counsel, all such conditions precedent and covenants have been complied with.

         Section 10.05. Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to TIA Section 314(a)(4)) shall include:

         (a) a statement that the person making such certificate or opinion has read such covenant or condition;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         Any Officers' Certificate may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such Officer knows that the opinion with respect to the matters upon which his or her certificate may be based as aforesaid is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon certificates, statements or opinions of, or representations by an officer or officers of the Company, or other persons or firms deemed appropriate by such counsel, unless such counsel knows that the certificates, statements or opinions or representations with respect to the matters upon which his or her opinion may be based as aforesaid are erroneous.

         Any Officers' Certificate, statement or Opinion of Counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representation by an accountant (who may be an employee of the Company), or firm of accountants, unless such Officer or counsel, as the case may be, knows that the certificate or opinion or representation with respect to the accounting matters upon which his or her certificate, statement or opinion may be based as aforesaid is erroneous.

         Section 10.06. Rules by Trustee and Agents. The Trustee may make reasonable rules for action by, or a meeting of, holders of Convertible Subordinated Notes. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

         Section 10.07. Legal Holidays. A "LEGAL HOLIDAY" is a Saturday, a Sunday or a day on which banking institutions in the City of New York are not authorized or required by law, regulation, or executive order to close, and a

"BUSINESS DAY" is any day that is not a Legal Holiday. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If any date specified in this Indenture, including, without limitation, a Redemption Date under the Convertible Subordinated Notes, is a Legal Holiday, then such date shall be the next succeeding Business Day.

         Section 10.08. No Recourse Against Others. No director, officer, employee, shareholder or Affiliate, as such, of the Company from time to time shall have any liability for any obligations of the Company under the Convertible Subordinated Notes or this Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each holder by accepting a Convertible Subordinated Note waives and releases all such liability. This waiver and release are part of the consideration for the Convertible Subordinated Notes. Each of such directors, officers, employees, shareholders and Affiliates of the Company is a third party beneficiary of this
Section 10.08.

         Section 10.09. Counterparts. This Indenture may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         Section 10.10. Other Provisions. The Company initially appoints the Trustee as Paying Agent, Registrar and authenticating agent.

         The reporting date for Section 7.06 is July 15 of each year. The first reporting date is July 15, 2004.

         The Trustee shall always have, or shall be a Subsidiary of a bank or bank holding company which has, a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

         The Company's address is:

                  DoubleClick Inc.
                  450 West 33rd Street, 16th Floor
                  New York, New York  10001
                  Attention: Chief Financial Officer
                  Facsimile:   (212) 287-9165
                  Telephone:   (212) 683-0001

         The Trustee's address is:

                  The Bank of New York
                  101 Barclay Street, Floor 8 West
                  New York, New York  10286
                  Attention: Corporate Trust Administration
                  Facsimile:   (212) 815-5707
                  Telephone:   (212) 815-2491

         Section 10.11. Governing Law. The internal laws of the State of New York shall govern this Indenture and the Convertible Subordinated Notes, without regard to the conflict of laws provisions thereof (other than Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         Section 10.12. No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such other indenture, loan or debt agreement may not be used to interpret this Indenture.

         Section 10.13. Successors. All agreements of the Company in this Indenture and the Convertible Subordinated Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         Section 10.14. Severability. In case any provision in this Indenture or in the Convertible Subordinated Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 10.15. Table Of Contents, Headings, Etc. The Table of Contents, Cross-Reference Table and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                   ARTICLE 11
                                  SUBORDINATION

         Section 11.01. Agreement to Subordinate. The Company, for itself and its successors, and each holder, by his acceptance of Convertible Subordinated Notes, agree that the payment of the principal of and premium, if any, Liquidated Damages, if any, and any other amounts due on the Convertible Subordinated Notes is subordinated in right of payment, to the extent and in the manner stated in this Article 11, to the prior payment in full of all existing and future Senior Debt. Anything herein to the contrary notwithstanding, the provisions of this Article 11 shall not be applicable with respect to any Liquidated Damages payable in respect of shares of Common Stock issued on conversion of Convertible Subordinated Notes.

         Section 11.02. No Payment on Convertible Subordinated Notes if Senior Debt in Default. Anything in this Indenture to the contrary notwithstanding, no payment on account of principal of or premium, if any, or Liquidated Damages, if any on or other amounts due on the Convertible Subordinated Notes, and no redemption, purchase, or other acquisition of the Convertible Subordinated Notes, shall be made by or on behalf of the Company unless (i) full payment of all amounts then due on all Senior Debt, whether at stated maturity, by acceleration, including acceleration caused by a Default on the Convertible Subordinated

Notes, or otherwise, has been made or duly provided for pursuant to the terms of the instruments governing such Senior Debt and (ii) at the time for, and immediately after giving effect to, any such payment, redemption, purchase or other acquisition, there shall not exist under any Senior Debt, or any agreement pursuant to which any Senior Debt has been issued, any default which shall not have been cured or waived and which default shall have resulted in the full amount of such Senior Debt being declared due and payable. In addition, if a Trust Officer of the Trustee shall receive written notice at the Corporate Trust Office from the holders of Designated Senior Debt or their Representative (a "PAYMENT BLOCKAGE NOTICE") that there has occurred and is continuing under such Designated Senior Debt, or any agreement pursuant to which such Designated Senior Debt is issued, any default, which default shall not have been cured or waived, giving the holders of such Designated Senior Debt the right to declare such Designated Senior Debt immediately due and payable, then, anything in this Indenture to the contrary notwithstanding, no payment on account of the principal of or premium, if any, or Liquidated Damages, if any, on or any other amounts due on the Convertible Subordinated Notes and no redemption, purchase or other acquisition of the Convertible Subordinated Notes, shall be made by or on behalf of the Company during the period (the "PAYMENT BLOCKAGE PERIOD") commencing on the date of receipt of the Payment Blockage Notice and ending (unless earlier terminated by written notice given to a Trust Officer of the Trustee at the Corporate Trust Office by the holders or the Representative of the holders of such Designated Senior Debt) on the earlier of (a) the date on which such event of default shall have been cured or waived or (b) 179 days from the date of receipt of the Payment Blockage Notice. Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in Section 11.01 and the first sentence of this Section 11.02, unless the holders of such Designated Senior Debt or the Representative of such holders shall have accelerated the maturity of such Designated Senior Debt, the Company may resume payments on the Convertible Subordinated Notes after the end of such Payment Blockage Period. Not more than one Payment Blockage Notice may be given in any consecutive 365-day period, irrespective of the number of defaults with respect to Senior Debt during such period.

         In the event that, notwithstanding the provisions of this Section 11.02, payments are made by or on behalf of the Company in contravention of the provisions hereof, such payments shall be held by the Trustee, any Paying Agent or the holders, as applicable, in trust for the benefit of, and shall be paid over to and delivered to, the Representative of the holders of Senior Debt or the trustee under the indenture or other agreement (if any), pursuant to which any instruments evidencing any Senior Debt may have been issued for application to the payment of all Senior Debt ratably according to the aggregate amounts remaining unpaid to the extent necessary to pay all Senior Debt in full in accordance with the terms of such Senior Debt, after giving effect to any concurrent payment or distribution to or for the holders of Senior Debt.

         The Company shall give prompt written notice to the Trustee and any Paying Agent of any default or event of default under any Senior Debt or under any agreement pursuant to which any Senior Debt may have been issued.

         Section 11.03. Distribution on Acceleration of Convertible Subordinated Notes; Dissolution and Reorganization; Subrogation of Convertible Subordinated Notes. (a) If the Convertible Subordinated Notes are declared due and payable because of the occurrence of an Event of Default, the Company shall give prompt written notice to the holders of all Senior Debt or to the Representative(s) for such Senior Debt of such acceleration. The Company may not pay the principal of, or premium, if any, or Liquidated Damages, if any, on, or any other amounts due on the Convertible Subordinated Notes until five Business Days after such holders or Representative(s) of Senior Debt receive such notice and, thereafter, the Company may pay the principal of, and premium, if any, and Liquidated Damages, if any, on or any other amounts due on the Convertible Subordinated Notes only if the provisions of this Article 11 permit such payment.

         (b) Upon (i) any acceleration of the principal amount due on the Convertible Subordinated Notes because of an Event of Default or (ii) any direct or indirect distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or any other dissolution, winding up, liquidation or reorganization of the Company):

                  (1) the holders of all Senior Debt shall first be entitled to receive payment in full of the principal thereof, the interest thereon and any other amounts due thereon before the holders are entitled to receive payment on account of the principal of, or premium, if any, or Liquidated Damages, if any, on, or any other amounts due on, the Convertible Subordinated Notes (other than payments of Junior Securities);

                  (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities), to which the holders or the Trustee would be entitled (other than in respect of amounts payable to the Trustee for compensation, reimbursement of expenses and indemnification pursuant to Sections 6.10 and 7.07) except for the provisions of this Article, shall be paid by the liquidating trustee or agent or other person making such a payment or distribution, directly to the holders of Senior Debt (or their representative(s) or trustee(s) acting on their behalf), ratably according to the aggregate amounts remaining unpaid on account of the principal of and interest on and other amounts due on the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt; and

                  (3) in the event that, notwithstanding the foregoing, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities (other than Junior Securities), shall be received by the Trustee (other than in respect of amounts payable to the Trustee for compensation, reimbursement of expenses and indemnification pursuant to Sections 6.10 and 7.07) or the holders before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and be paid over to upon request by a holder of Senior Debt, to the holders of the Senior Debt remaining unpaid or their representatives or trustee(s) acting on their behalf, ratably as aforesaid, for application to the payment of such Senior Debt until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Debt.

         Subject to the payment in full of all Senior Debt, the holders of the Convertible Subordinated Notes shall be subrogated to the rights of the holders of Senior Debt to receive payments and distributions of cash, property or securities of the Company applicable to the Senior Debt until the principal of, and premium, if any, and Liquidated Damages, if any on, and all other amounts payable in respect of the Convertible Subordinated Notes shall be paid in full and, for purposes of such subrogation, no such payments or distributions to the holders of Senior Debt of cash, property or securities which otherwise would have been payable or distributable to holders of the Convertible Subordinated Notes shall, as between the Company, its creditors other than the holders of Senior Debt, and the holders, be deemed to be a payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this
Article 11 are and are intended solely for the purpose of defining the relative rights of the holders of the Convertible Subordinated Notes, on the one hand, and the holders of Senior Debt, on the other hand.

         Nothing contained in this Article or elsewhere in this Indenture or in the Convertible Subordinated Notes is intended to or shall (i) impair, as between the Company and its creditors other than the holders of Senior Debt, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Convertible Subordinated Notes the principal of, premium, if any, on, and Liquidated Damages, if any, on, the Convertible Subordinated Notes as and when the same shall become due and payable in accordance with the terms of the Convertible Subordinated Notes, (ii) affect the relative rights of the holders of the Convertible Subordinated Notes and creditors of the Company other than holders of Senior Debt or, as between the Company and the Trustee, the obligations of the Company to the Trustee, or (iii) prevent the Trustee or the holders of the Convertible Subordinated Notes from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article 11 of the holders of Senior Debt in respect of cash, property and securities of the Company received upon the exercise of any such remedy.

         Upon distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 7.01 hereof, and the holders shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Convertible Subordinated Notes for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Debt and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 11. The Trustee, however, shall not be deemed to owe any fiduciary duty to the holders of Senior Debt. Nothing contained in this
Article 11 or elsewhere in this Indenture, or in any of the Convertible Subordinated Notes, shall prevent the application by the Trustee of any moneys which were deposited with it hereunder, prior to its receipt of written notice of facts which would prohibit such application, for the purpose of the payment of or on account of the principal of, premium, if any, on, or Liquidated Damages, if any, on, the Convertible Subordinated Notes unless, prior to the date on which such application is made by the Trustee, the Trustee shall be charged with actual notice under Section 11.03(d) hereof of the facts which would prohibit the making of such application.

         (c) The provisions of this Article 11 shall not be applicable to any cash, properties or securities received by the Trustee or by any holder of the Convertible Subordinated Notes when received as a holder of Senior Debt and nothing in Section 7.11 hereof or elsewhere in this Indenture shall deprive the Trustee or such holder of any of its rights as such holder of Convertible Subordinated Notes.

         (d) The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment of money to or by the Trustee in respect of the Convertible Subordinated Notes pursuant to the provisions of this Article 11. Notwithstanding the provisions of this Article 11 or any other provisions of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any fact which would prohibit the making of any payment of moneys to or by the Trustee in respect of the Convertible Subordinated Notes pursuant to the provisions in this Article 11, unless and until a Trust Officer of the Trustee shall have received at the Corporate Trust Office, not less than three Business Days immediately preceding the date upon which, by the terms hereof, any such moneys may become payable for any purpose (including, without limitation, to pay the principal, Redemption Price, Purchase Price or Designated Event Purchase Price of, premium, if any, on, interest or Liquidated Damages, if any, on, any Convertible Subordinated
Note), written notice thereof from the Company or any holder or holders of Senior Debt or from any Representative therefor; and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects conclusively to assume that no such facts exist. Unless the Trustee shall have received with respect to such moneys the notice provided for in the immediately preceding sentence of this 11.03(d), then anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such prior date.

         The Trustee shall be entitled to rely conclusively on the delivery to it of a written notice by a person representing himself to be a holder of Senior Debt (or a trustee or Representative on behalf of such holder) to establish that such notice has been given by a holder of Senior Debt (or a trustee or Representative on behalf of any such holder or holders). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any person as a holder of Senior Debt to participate in any payment or distribution pursuant to this Article 11, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Debt held by such person, the extent to which such person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such person under this Article 11, and, if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment; nor shall the Trustee be charged with knowledge or the curing or waiving of any default of the character specified in Section 11.02 hereof or that any event or any condition preventing any payment in respect of the Convertible Subordinated Notes shall have ceased to exist, unless and until the Trustee shall have received written notice to such effect.

         (e) The provisions of this Section 11.03 applicable to the Trustee shall (unless the context requires otherwise) also apply to any Paying Agent for the Company.

         Section 11.04. Reliance by Senior Debt on Subordination Provisions. Each holder of any Convertible Subordinated Note by his acceptance thereof acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration for each holder of any Senior Debt, whether such Senior Debt was created or acquired before or after the issuance of the Convertible Subordinated Notes, to acquire and continue to hold, or to continue to hold, such Senior Debt, and such holder of Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt. Notice of any default in the payment of any Senior Debt, except as expressly stated in this Article 11, and notice of acceptance of the provisions hereof are, to the extent permitted by law, hereby expressly waived. Except as otherwise expressly provided herein, no waiver, forbearance or release by any holder of Senior Debt under such Senior Debt or under this Article shall constitute a release of any of the obligations or liabilities of the Trustee or holders of the Convertible Subordinated Notes provided in this Article.

         Section 11.05. No Waiver of Subordination Provisions. Except as otherwise expressly provided herein, no right of any present or future holder of any Senior Debt to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Debt may, at any time and from time to time, without the consent of, or notice to, the Trustee or the holders of the Convertible Subordinated Notes, without incurring responsibility to the holders of the Convertible Subordinated Notes and without impairing or releasing the subordination provided in this Article 11 or the obligations hereunder of the holders of the Convertible Subordinated Notes to the holders of Senior Debt, do any one or more of the following: (i) change the manner, place or terms of payment of, or renew or alter, Senior Debt, or otherwise amend or supplement in any manner Senior Debt or any instrument evidencing the same or any agreement under which Senior Debt is outstanding; (ii) sell, exchange, release or otherwise dispose of any property pledged, mortgaged or otherwise securing Senior Debt; (iii) release any person liable in any manner for the collection of Senior Debt; and (iv) exercise or refrain from exercising any rights against the Company or any other Person.

         Section 11.06. Trustee's Relation to Senior Debt. The Trustee in its individual capacity shall be entitled to all the rights set forth in this
Article in respect of any Senior Debt at any time held by it, to the same extent as any holder of Senior Debt, and nothing in Section 7.11 hereof or elsewhere in this Indenture shall deprive the Trustee of any of its rights as such holder.

         With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations, as are specifically set forth in this Article 11, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not owe any fiduciary duty to the holders of Senior Debt but shall have only such obligations to such holders as are expressly set forth in this Article 11.

         Each holder of a Convertible Subordinated Note by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this
Article 11 and appoints the Trustee his attorney-in-fact for any and all such purposes, including, in the event of any dissolution, winding up or liquidation or reorganization under any applicable bankruptcy law of the Company (whether in bankruptcy, insolvency or receivership proceedings or otherwise), the timely filing of a claim for the unpaid balance of such holder's Convertible Subordinated Notes in the form required in such proceedings and the causing of such claim to be approved. If the Trustee does not file a claim or proof of debt in the form required in such proceedings prior to 30 days before the expiration of the time to file such claims or proofs, then any holder or holders of Senior Debt or their Representative or Representatives shall have the right to demand, sue for, collect, receive and receipt for the payments and distributions in respect of the Convertible Subordinated Notes which are required to be paid or delivered to the holders of Senior Debt as provided in this Article 11 and to file and prove all claims therefor and to take all such other action in the name of the holders or otherwise, as such holders of Senior Debt or Representative thereof may determine to be necessary or appropriate for the enforcement of the provisions of this Article 11.

         Section 11.07. Other Provisions Subject Hereto. Except as expressly stated in this Article 11, notwithstanding anything contained in this Indenture to the contrary, all the provisions of this Indenture and the Convertible Subordinated Notes are subject to the provisions of this Article 11. However, nothing in this Article 11 shall apply to or adversely affect the claims of, or payment to, the Trustee for compensation, reimbursement of expenses and indemnification pursuant to Sections 6.10 and 7.07 or the right of any holder of Common Stock issued upon conversion of Convertible Subordinated Notes to receive Liquidated Damages, if any, in respect of such shares of Common Stock. Notwithstanding the foregoing, the failure to make a payment on account of principal of, premium, if any, on, or Liquidated Damages, if any, on, the Convertible Subordinated Notes by reason of any provision of this Article 11 shall not be construed as preventing the occurrence of an Event of Default under
Section 6.01.

         Section 11.08. Trust Moneys Not Subordinated. Amounts deposited in trust with the Trustee pursuant to and in accordance with Article 8 and not prohibited to be deposited pursuant to Section 11.02 at the time of such deposit shall not be subject to this Article 11.

         Section 11.09. Trustee's Rights To Compensation, Reimbursement Of Expenses And Indemnification. The Trustee's rights to compensation, reimbursement of expenses and indemnification under Sections 6.10 and 7.07 shall not be subordinated pursuant to this Article 11.

                                   ARTICLE 12
                  CONVERSION OF CONVERTIBLE SUBORDINATED NOTES

         Section 12.01. Right to Convert. Subject to and upon compliance with the provisions of this Indenture, prior to the close of business on the Maturity Date, the holder of any Convertible Subordinated Note shall have the right, at such holder's option, to convert the principal amount of the Convertible Subordinated Note, or any portion of such principal amount which is a multiple of $1,000, into fully paid and non-assessable shares of Common Stock (as such shares shall then be constituted) at the Conversion Rate in effect at such time, by surrender of the Convertible Subordinated Note so to be converted in whole or in part, solely under the circumstances described in this Section 12.01 and in the manner provided in Section 12.02.

         Whenever the Convertible Subordinated Notes shall become convertible pursuant to this Section 12.01, the Company shall notify a Trust Officer of the Trustee in writing at the Corporate Trust Office and the Conversion Agent (if the Trustee is not the Conversion) of the event triggering such convertibility and the date as of which the Convertible Subordinated Notes so became or become eligible for conversion. Following such notice, the Company or, at the

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Company's request, the Trustee in the name and at the expense of the Company, shall notify the holders of the event triggering such convertibility in the manner provided in Section 10.02, and the Company shall also publicly announce such information and publish it on the Company's web site or through such other public medium as it may use at such time. Any notice so given shall be conclusively presumed to have been duly given, whether or not the holder receives such notice.

         A Convertible Subordinated Note in respect of which a holder is electing to exercise its option to require the Company to purchase such holder's Convertible Subordinated Notes upon a Designated Event pursuant to Section 3.10, or at the option of the holder pursuant to Section 3.09, may be converted only if such holder withdraws its election in accordance with Section 3.11(b). A holder of Convertible Subordinated Notes is not entitled to any rights of a holder of Common Stock until such holder has converted its Convertible Subordinated Notes into Common Stock, and only to the extent such Convertible Subordinated Notes are deemed to have been converted into Common Stock under this Article 12.

         The Convertible Subordinated Notes shall be convertible only upon the occurrence of one of the following events:

         (a) Conversion Upon Satisfaction of Sale Price Condition: A holder may surrender any of its Convertible Subordinated Notes for conversion into shares of Common Stock in any calendar quarter (and only during such calendar quarter) after the quarter ending September 30, 2003, if the Last Reported Sale Price of Common Stock for at least 20 Trading Days during the period of 30 consecutive Trading Days ending on the last Trading Day of the previous calendar quarter is greater than or equal to 120% of the applicable Conversion Price on such last Trading Day.

         The Company shall determine on each Trading Day during the 30 consecutive Trading Period specified in this Section 12.01(a) whether the Last Reported Sale Price exceeds 120% of the Conversion Price and whether the Convertible Subordinated Notes shall be convertible as a result of the occurrence of the event specified in this Section 12.01(a) and, if the Convertible Subordinated Notes shall be so convertible, the Company shall promptly deliver to the Trustee and the Conversion Agent (if the Trustee is not the conversion agent) written notice thereof.

         (b) Conversion Upon Satisfaction of Trading Price Condition: A holder may surrender any of its Convertible Subordinated Notes for conversion into Common Stock prior to the Maturity Date during the five business days immediately following any five consecutive Trading Day period in which the Trading Price (as determined following a request by a holder of the Convertible Subordinated Notes in accordance with the definition of Trading Price and the procedures described below) for each day of that period was less than 98% of the product of the Last Reported Sale Price and the then applicable Conversion Rate

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

of such Convertible Subordinated Notes on each such day; provided, however, that a holder may not convert Convertible Subordinated Notes in reliance on this
Section 12.01(b) after July 15, 2018 if on any Trading Day during such five consecutive Trading Day period the Last Reported Sale Price of Common Stock was between the then current Conversion Price and 120% of the Conversion Price.

         The Company shall determine whether the Convertible Subordinated Notes may be converted pursuant to Section 12.01(b) based on Trading Prices provided by the Trustee. The Company shall provide the Trustee with the names of three independent nationally recognized securities dealers to be used for determining the Trading Price. The Trustee (or other Conversion Agent appointed by the Company) shall have no obligation to determine the Trading Price under this
Section 12.01(b) unless and until the Company has requested such a determination; and the Company shall have no obligation to make such request unless a holder of Convertible Subordinated Notes provides it with reasonable evidence that the Trading Price would be less than 98% of the product of the Last Reported Sale Price and the then current Conversion Rate. If such evidence is provided, the Company shall instruct a Trust Officer of the Trustee (or other Conversion Agent) to determine the Trading Price of the Convertible Subordinated Notes beginning on the next Trading Day and on each successive Trading Day until the Trading Price is greater than or equal to 98% of the product of the Last Reported Sale Price and the then current Conversion Rate; provided that, except for the determination of the Trading Prices, the Trustee shall be under no duty or obligation to make the calculations described in this Section 12.01(b) or to determine whether the Convertible Subordinated Notes are convertible pursuant to this section.

         The Trustee shall be entitled at its sole discretion to consult with the Company and to request the assistance of the Company in connection with the Trustee's duties and obligations pursuant to this Section 12.01(b) (including without limitation the calculation or determination of the Conversion Rate, the Last Reported Sale Price and the Trading Price), and the Company agrees, if requested by the Trustee, to cooperate with, and provide assistance to, the Trustee in carrying out its duties under this Section 12.01(b); provided that nothing herein shall be construed to relieve the Trustee of its duties pursuant to this Section 12.01(b).

         (c) Conversion Upon Redemption: If the Company redeems the Convertible Subordinated Notes pursuant to Section 3.01, holders may convert their Convertible Subordinated Notes into Common Stock at any time prior to the close of business on the Business Day prior to the Redemption Date, even if the Convertible Subordinated Notes are not otherwise convertible at such time.

         (d)      Conversion Upon Specified Corporate Transactions:

                  (i) If the Company elects to (1) distribute to all holders of Common Stock certain rights or warrants entitling them to purchase, for a

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         period expiring within 45 days after the date of the distribution, shares of Common Stock at less than the Last Reported Sale Price of a share of Common Stock at the time of the distribution; or (2) distribute to all holders of Common Stock the Company's assets, debt securities or certain rights to purchase its securities, which distribution has a per share value as determined by the Board of Directors exceeding 12.5% of the Last Reported Sale Price of Common Stock on the Trading Day preceding the declaration date for such distribution, the Company must notify the holders of the Convertible Subordinated Notes at least 20 Business Days prior to the ex-dividend date for such distribution. Once the Company has given such notice, holders may surrender their Convertible Subordinated Notes for conversion at any time until the earlier of the close of business on the Business Day prior to (x) the ex-dividend date or (y) the Company's announcement that such distribution will not take place, even if the Convertible Subordinated Notes are not otherwise convertible at such time.

                  The "EX-DIVIDEND DATE" is the first date upon which a sale of the Common Stock does not automatically transfer the right to receive the relevant dividend or distribution from the seller of the Common Stock to its buyer.

                  (ii) In addition, if the Company is party to a consolidation, merger, binding share exchange or transfer of all or substantially all of its assets pursuant to which the Common Stock would be converted into cash or property other than securities, a holder may surrender Convertible Subordinated Notes for conversion at any time from and after the date which is 15 days prior to the anticipated effective date of the transaction until 15 days after the actual effective date of such transaction (or if such transaction constitutes a Change of Control, as defined in the Indenture, until the corresponding Designated Event Purchase Date).

         Section 12.02. Conversion Procedures.

         (a) To convert any certificated Convertible Subordinated Notes a Holder must (1) complete and manually sign the irrevocable conversion notice on the back of the Convertible Subordinated Notes (or complete and manually sign a facsimile of such notice) and deliver such notice to the Conversion Agent at the office maintained by the Conversion Agent for such purpose, (2) surrender the Convertible Subordinated Notes to the Conversion Agent, (3) furnish appropriate endorsements and transfer documents if required by the Conversion Agent, the Company or the Trustee and (4) pay any transfer or similar tax, if required.

         In order to convert any interest in a Global Security, the beneficial holder must (1) complete, or cause to be completed, the appropriate instruction form for conversion pursuant to the Depositary's book-entry conversion program or otherwise comply with the Applicable Procedures, (2) deliver, or cause to be delivered, by book-entry delivery an interest in such Global Security, (3) furnish

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appropriate endorsements and transfer documents if required by the Conversion
Agent, the Company or the Trustee and (4) pay any transfer or similar tax, if required.

         (b) The date on which the holder satisfies the applicable requirements of Section 12.02(a) is the conversion date (the "CONVERSION DATE"). As soon as practicable, but in no event later than the fifth Business Day following the Conversion Date, the Company shall deliver to the holder, through the Conversion Agent, a certificate, or a book-entry transfer through DTC, for the number of full shares of Common Stock issuable upon the conversion and cash in lieu of any fractional share determined pursuant to Section 12.03. The person in whose name the certificate is registered shall be treated as a holder of record on and after the Conversion Date; provided, however, that no surrender of Convertible Subordinated Notes on any date when the stock transfer books of the Company shall be closed shall be effective to constitute the person or persons entitled to receive the shares of Common Stock upon such conversion as the record holder or holders of such shares of Common Stock on such date, but such surrender shall be effective to constitute the person or persons entitled to receive such shares of Common Stock as the record holder or holders thereof for all purposes at the close of business on the next succeeding day on which such stock transfer books are open; such conversion shall be at the Conversion Rate in effect on the date that such Convertible Subordinated Notes shall have been surrendered for conversion, as if the stock transfer books of the Company had not been closed. Upon conversion of Convertible Subordinated Notes, such person shall no longer be a holder of such Convertible Subordinated Notes.

         No payment or adjustment shall be made for dividends on or other distributions with respect to any Common Stock except as provided in Section
12.06 or as otherwise provided in this Indenture.

         If a holder converts more than one Convertible Subordinated Note at the same time, the number of shares of Common Stock issuable upon the conversion shall be based on the total principal amount of the Convertible Subordinated Notes converted.

         Upon surrender of a Convertible Subordinated Note that is converted in part, the Company shall execute, and the Trustee or the authenticating agent shall authenticate and deliver to the holder, a new Convertible Subordinated
Note in an authorized denomination equal in principal amount to the unconverted portion of the Convertible Subordinated Note surrendered.

         If the last day on which Convertible Subordinated Notes may be converted is a legal holiday in the place where a Conversion Agent is located, the Convertible Subordinated Notes may be surrendered to that Conversion Agent on the next succeeding day that it is not a legal holiday.

         Upon the conversion of an interest in a Global Security, the Trustee (or other Conversion Agent appointed by the Company), or the Note Custodian at the

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

direction of the Trustee (or other Conversion Agent appointed by the Company), shall make a notation on such Global Security as to the reduction in the principal amount represented thereby. The Company shall notify the Trustee in writing of any conversions of Convertible Subordinated Notes effected through any Conversion Agent other than the Trustee.

         Section 12.03. Cash Payments in Lieu of Fractional Shares. The Company shall not issue a fractional share of Common Stock upon conversion of Convertible Subordinated Notes. Instead the Company shall deliver cash for the current market value of the fractional share. The current market value of a fractional share shall be determined to the nearest 1/10,000th of a share by multiplying the Last Reported Sale Price of a full share of Common Stock on the Trading Day immediately preceding the Conversion Date by the fractional amount and rounding the product to the nearest whole cent.

         Section 12.04. Taxes on Conversion. If a holder converts Convertible Subordinated Notes, the Company shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion. However, the holder shall pay any such tax which is due because the holder requests the shares to be issued in a name other than the holder's name. The Conversion Agent may refuse to deliver the certificates representing the Common Stock being issued in a name other than the holder's name until the Conversion Agent receives a sum sufficient to pay any tax which shall be due because the shares are to be issued in a name other than the holder's name. Nothing herein shall preclude any withholding tax required by law.

         Section 12.05. Covenants of the Company.

         (a) The Company shall, prior to issuance of any Convertible Subordinated Notes hereunder, and from time to time as may be necessary, reserve out of its authorized but unissued Common Stock a sufficient number of shares of Common Stock to permit the conversion of the Convertible Subordinated Notes.

         (b) All shares of Common Stock delivered upon conversion of the Convertible Subordinated Notes shall be newly issued shares or treasury shares, shall be duly and validly issued and fully paid and nonassessable and shall be free from preemptive rights and free of any lien or adverse claim.

         (c) The Company shall endeavor promptly to comply with all federal and state securities laws regulating the order and delivery of shares of Common Stock upon the conversion of Convertible Subordinated Notes, if any, and shall cause to have listed or quoted all such shares of Common Stock on each United States national securities exchange or over-the-counter or other domestic market on which the Common Stock is then listed or quoted.

         (d) Before taking any action which would cause an adjustment increasing the Conversion Rate to an amount that would cause the Conversion

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Price to be reduced below the then par value, if any, of the shares of Common
Stock issuable upon conversion of the Convertible Subordinated Notes, the Company will take all corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue shares of such Common Stock at such adjusted Conversion Rate.

         Section 12.06. Adjustments to Conversion Rate. The Conversion Rate shall be adjusted from time to time by the Company as follows:

         (a) In case the Company shall pay a dividend or make a distribution of shares of Common Stock on its Common Stock, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date for such dividend or other distribution by a fraction,

                  (i) the numerator of which shall be the sum of the number of shares of Common Stock outstanding at the close of business on such record date plus the total number of shares of Common Stock constituting such dividend or other distribution; and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on such record date,

such increase to become effective immediately after the opening of business on such record date. If any dividend or distribution of the type described in this
Section 12.06(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate that would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall issue rights or warrants to all holders of its Common Stock entitling them (for a period expiring within 45 days after the date of issuance of such rights or warrants) to subscribe for or purchase Common Stock (or securities convertible into Common Stock) at a price per share less than the Current Market Price (as defined below) per share of Common Stock on the record date for such issuance of rights or warrants, the Conversion Rate in effect immediately shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on such record date by a fraction,

                  (i) the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and

                  (ii) the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock that could be purchased at the Current Market Price (as defined below) on such record date with the aggregate offering price of the

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

         total number of shares of Common Stock that could be purchase pursuant to such rights or warrants.

         Such adjustment shall be made successively whenever any such rights or warrants are issued, and shall become effective immediately after the opening of business on the day following the record date for the issuance of such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Conversion Rate shall be readjusted to the Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of delivery of only the number of shares of Common Stock actually delivered. If such rights or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate that would be in effect if such rights or warrants had not been issued. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received by the Company for such rights or warrants, the value of such consideration, if other than cash, to be determined by the Board of Directors.

         (c) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock (excluding (x) any distribution in connection with the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, (y) distributions referred to in Sections 12.06(a) and 12.06(b) hereof or (z) distributions paid exclusively in cash) its Capital Stock (other than Common Stock), evidences of its indebtedness, cash, rights or warrants or other assets, including securities (any of the foregoing hereinafter in this Section 12.06(d) called the "DISTRIBUTED ASSETS") then, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date with respect to such distribution by a fraction,

                  (i) the numerator of which shall be the Current Market Price per share of the Common Stock on such record date, and

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

                  (ii) the denominator of which shall be the Current Market Price per share of the Common Stock on such record date less the Fair Market Value on such record date (as determined by the Board of Directors, whose determination shall be conclusive, and described in an Officers' Certificate filed with the Trustee and the Paying Agent) of the Distributed Assets so distributed applicable to one share of Common Stock.

         Such adjustment shall become effective immediately after the record date for such distribution; provided, however, that, if (x) the Fair Market Value of the portion of the Distributed Assets so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the record date or (y) the Current Market Price of the Common Stock on the Record Date is greater than the Fair Market Value of such Distributed Assets by less than $1.00, then, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder shall have the right to receive upon conversion, in addition to the shares of Common Stock, the Distributed Assets the holder would have received had such holder converted such Convertible Subordinated Notes immediately prior to such record date. In the event that such distribution is not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such distribution had not been declared. If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 12.06(d) by reference to the actual or when issued trading market for any securities, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price on the applicable Record Date.

         For purposes of this Section 12.06(d) and Section 12.06(a) and (b), any dividend or distribution to which this Section 12.06(d) is applicable that also includes shares of Common Stock, or such rights or warrants to subscribe for or purchase shares of Common Stock of the type described in Section 12.06(b) (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets or shares of Capital Stock other than such shares of Common Stock or rights or warrants (and any Conversion Rate adjustment required by this Section 12.06(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Rate adjustment required by Sections 12.06(a) and (b) with respect to such dividend or distribution shall then be made).

         (e) In case the Company shall make a distribution on the Common Stock consisting exclusively of cash (the "CURRENT CASH DISTRIBUTION"), but only if the sum (the "AGGREGATE DISTRIBUTION") of (x) the Current Cash Distribution, plus (y) the aggregate amount of any other distributions made exclusively in cash to all holders of Common Stock within the 12 months preceding the record date for the Current Cash Distribution, and in respect of which no adjustment pursuant to this Section 12.06(e) has been made, plus (z) the aggregate amount of all Excess Payments (as defined below) in respect of any tender or exchange offers or other negotiated transactions by the Company or any of its Subsidiaries for

Common Stock concluded within the 12 months preceding the record date for the Current Cash Distribution and in respect of which no adjustment pursuant to this
Section 12.06(e) has been made, exceeds 2.0% of the product of the Current Market Price on such record date and the number of shares of Common Stock outstanding on such date, then, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the record date by a fraction,

                  (i) the numerator of which shall be the Current Market Price per share of the Common Stock on such record date, and

                  (ii) the denominator of which shall be the Current Market Price per share of the Common Stock on such record date less the amount of the Aggregate Distribution applicable to one share of Common Stock.

         Such adjustment shall become effective immediately after the record date for the Current Cash Distribution.

         (f) In case the Company or any of its Subsidiaries shall make a payment in respect of a tender offer or exchange offer for all or any portion of Common Stock and the aggregate amount of the cash and the Fair Market Value of any other consideration included in such payment exceeds 12.5% of the product of the Current Market Price per share on the expiration date (the "OFFER EXPIRATION DATE") of such tender or exchange offer and the number of shares of Common Stock outstanding on such date, then, the Conversion Rate shall be increased so that the same shall equal the Conversion Rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the Offer Expiration Date by a fraction,

                  (i) the numerator of which shall be the Current Market Price per share of the Common Stock on the Offer Expiration Date, and

                  (ii) the denominator of which shall be the Current Market Price per share of the Common Stock on such record date less the amount of the Excess Payments attributable to one share of Common Stock.

         Such adjustment shall become effective immediately after the Offer Expiration Date.

         (g)      For purposes of this Article 12:

                  (i) "CURRENT MARKET PRICE" means the average of the Last Reported Sale Prices of the Common Stock for the shorter of (1) the 30 trading day period ending on the trading day immediately prior to the date of determination or (2) the period commencing on the date next succeeding the first public announcement of any dividend, distribution or tender offer, through the Trading Day immediately prior to the date of determination.

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

                  (ii) "EXCESS PAYMENTS" means the excess of (a) the aggregate of the cash and the Fair Market Value of other consideration paid per share by the Company or any of its subsidiaries with respect to any shares of Common Stock acquired in a tender or exchange offer or other negotiated transaction over (b) the Last Reported Sale Price of the Common Stock on the Trading Day immediately following the completion of the tender or exchange offer or other negotiated transaction multiplied by the number of acquired shares.

                  (iii) "FAIR MARKET VALUE" means the amount which a willing buyer would pay a willing seller in an arm's length transaction.

                  (iv) "RECORD DATE" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         (h) To the extent that the Company has a stockholder rights plan in effect at the time of conversion, upon conversion of the Convertible Subordinated Notes, the holders shall receive, in addition to the Common Stock issuable upon such conversion, the rights issued pursuant to such stockholder rights plan, unless, prior to conversion, the rights have separated from the Common Stock, in which case the Conversion Rate will be adjusted at the time of separation as if the Company distributed to all holders of Common Stock, shares of Common Stock, evidences of indebtedness or assets as described in Section 12.06(d), subject to readjustment in the event of subsequent expiration, termination or redemption of such rights.

         (i) For purposes of this Section 12.06, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

         Section 12.07. Calculation Methodology. No adjustment in the Conversion Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect provided that any adjustment that would otherwise be required to be made shall be carried forward and taken into account in any subsequent adjustment. Except as stated in Section 12.06, the Conversion Rate will not be adjusted for the issuance of Common Stock or any securities convertible into or exchangeable for Common Stock or carrying the right to purchase any of the foregoing. Any adjustments that are made shall be carried forward and taken into account in any subsequent

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

adjustment. All calculations under Article 12 shall be made to the nearest cent or to the nearest 1/10,000th of a share, as the case may be.

         Section 12.08. Notice of Adjustment. Whenever the Conversion Rate is adjusted as provided in Section 12.06, the Company shall promptly file with the Trustee and any Conversion Agent other than the Trustee an Officers' Certificate setting forth the Conversion Rate after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Unless and until a Trust Officer of the Trustee shall have received such Officers' Certificate, the Trustee shall not be deemed to have knowledge of any adjustment of the Conversion Rate and may assume that the last Conversion Rate of which it has knowledge is still in effect. Promptly after delivery of such certificate, the Company shall prepare a notice of such adjustment of the Conversion Rate setting forth the adjusted Conversion Rate and the date on which each adjustment becomes effective and shall mail such notice of such adjustment of the Conversion Rate to the holder of each Note at his last address appearing on the Register, within twenty (20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of any such adjustment.

         Section 12.09. Voluntary Increase. The Company may make such increases in the Conversion Rate, in addition to those required by Section 12.06, as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes. To the extent permitted by applicable law, the Company may from time to time increase the Conversion Rate by any amount for any period of time if the period is at least 20 days, the increase is irrevocable during the period and the Board of Directors shall have made a determination that such increase would be in the best interests of the Company, which determination shall be conclusive. Whenever the Conversion Rate is so increased, the Company shall mail to holders and file with the Trustee and the Conversion Agent a notice of such increase. Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to any such notice except to exhibit the same to any holder desiring inspection thereof. The Company shall mail the notice at least 15 days before the date the increased Conversion Rate takes affect. The notice shall state the increased Conversion Rate and the period it shall be in effect.

         Section 12.10. Notice to Holders Prior to Certain Actions. In case:

                  (a) the Company takes any action that would require an adjustment to the Conversion Rate pursuant to Section 12.06(a) through
         (f);

                  (b)      the Company shall take any action to which Section
         12.11 would apply; or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company shall cause to be filed with the Trustee and to be mailed to each holder at its address appearing on the Register, as promptly as possible but in any event at least 15 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of any dividend or distribution, or the granting of any rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, or rights or warrants are to be determined or (y) the date on which any reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up. Failure to give such notice, or any defect therein, shall not affect the legality or validity of such dividend, distribution, reclassification, reorganization, consolidation, merger, sale, transfer, dissolution, liquidation or winding-up.

         Section 12.11. Effect of Reclassification, Consolidation, Merger, Binding Share Exchange or Sale. If the Company (a) reclassifies or changes its outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);(b) consolidates or merges with any other person (other than a merger where the Company is the continuing corporation and which does not result in a reclassification or change in the Common Stock), (c) transfers of all or substantially all of its assets determined on a consolidated basis, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture, providing that each Convertible Subordinated Note shall be convertible into the kind and amount of securities, cash or other assets receivable upon such reclassification, change, consolidation, merger or transfer, as applicable, by a holder of a number of shares of Common Stock issuable upon conversion of such Convertible Subordinated Note immediately prior to such transaction. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 12.11 and, only with respect to any Capital Stock into which the Convertible Subordinated Notes will be convertible into, Section 12.06. No adjustment to the Conversion Rate shall be made as to any cash, assets, property or securities (other than Capital Stock) receivable upon conversion of the Convertible Subordinated Notes and no interest shall accrue on any such cash.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each holder, at its address appearing on the Convertible Subordinated Note register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers and transfers.

         If this Section 12.11 applies to any event or occurrence, Section 12.06 shall not apply.

         Section 12.12. Responsibility of Trustee. The Trustee and any other Conversion Agent shall not at any time be under any duty or responsibility to any holder to either calculate the Conversion Rate or determine whether any facts exist which may require any adjustment of the Conversion Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same and shall be protected in relying upon an Officers' Certificate with respect to the same. The Trustee and any other Conversion Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Convertible Subordinated Notes and the Trustee and any other Conversion Agent make no representations with respect thereto. Neither the Trustee nor any Conversion Agent shall be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property or cash upon the surrender of any Convertible Subordinated Notes for the purpose of conversion or to comply with any of the duties, responsibilities or covenants of the Company contained in this Section. Without limiting the generality of the foregoing, neither the Trustee nor any Conversion Agent shall be under any responsibility to determine the correctness of any provisions contained in any supplemental indenture entered into pursuant to Section 12.11 relating either to the kind or amount of shares of stock or securities or property (including cash) receivable by holders upon the conversion of their Convertible Subordinated Notes after any event referred to in such Section 12.11 or to any adjustment to be made with respect thereto, but, subject to the provisions of Section 7.01, may accept as conclusive evidence of the correctness of any such provisions, and shall be fully protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of any such supplemental indenture) with respect thereto.

         Neither the Trustee nor any Conversion Agent (if other than the Trustee) shall be responsible for determining whether any event specified or contemplated by Section 12.01 that makes the Convertible Subordinated Notes eligible for conversion has occurred, and neither shall be charged with knowledge of any such event, unless and until a Trust Officer of the Trustee or such Conversion Agent shall have received the notice specified in Section 12.01. The Trustee and any such Conversion Agent may conclusively rely on such notice and shall be fully protected in so relying.

         Section 12.13. Successive Adjustments. After an adjustment to the Conversion Rate under Section 12.06, any subsequent event requiring an adjustment under Section 12.06 shall cause an adjustment to the Conversion Rate as so adjusted.

         Section 12.14. Cancellation of Converted Securities. All Convertible Subordinated Notes delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.11.

         Section 12.15. Restriction on Common Stock Issuable Upon Conversion.
(a) Shares of Common Stock to be issued upon conversion of Convertible Subordinated Notes prior to the earlier of (i) effectiveness of a Shelf Registration Statement and (ii) the expiration of the holding period for sales of Convertible Subordinated Notes pursuant to Rule 144(k) under the Securities Act (or any successor provision then in force) shall bear the Restricted Common Stock Legend unless removed in accordance with clause (c) of this Section 12.15.

         (b) If (i) shares of Common Stock to be issued upon conversion of Convertible Subordinated Notes prior to the expiration of the holding period for sales of Convertible Subordinated Notes pursuant to Rule 144(k) under the Securities Act (or any successor provision then in force) or (ii) shares of Common Stock represented by a certificate bearing the Restricted Common Stock Legend are transferred subsequently by such holder, then, unless the holding period for sales of Convertible Subordinated Notes pursuant to Rule 144(k) has expired, the holder must deliver to the transfer agent for the Common Stock and to the Company a certificate in substantially the form of Exhibit C as to compliance with the restrictions on transfer applicable to such shares of Common Stock and neither the transfer agent nor the registrar for the Common Stock shall be required to register any transfer of such Common Stock not so accompanied by a properly completed certificate.

         (c) Except in connection with a Shelf Registration Statement or following the expiration of the holding period for sales of Convertible Subordinated Notes pursuant to Rule 144(k), if certificates representing shares of Common Stock are issued upon the registration of transfer, exchange or replacement of any other certificate representing shares of Common Stock bearing the Restricted Common Stock Legend, or if a request is made to remove such Restricted Common Stock Legend from certificates representing shares of Common Stock, the certificates so issued shall bear the Restricted Common Stock Legend, or the Restricted Common Stock Legend shall not be removed, as the case may be, unless there is delivered to the Company such reasonably satisfactory evidence, which, in the case of a transfer made pursuant to Rule 144 under the Securities Act of 1933, may include an opinion of counsel pursuant to the laws in the State of New York, as may be reasonably required by the Company, that neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A, Rule 144 or Regulation S under the Securities Act of 1933 and that such shares of Common Stock are securities that are not "restricted" within the meaning of Rule 144 under the Securities Act of 1933. Upon provision to the

Company of such reasonably satisfactory evidence, the Company shall cause the transfer agent for the Common Stock to countersign and deliver certificates representing shares of Common Stock that do not bear the legend.

         IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed and attested, all as of the date first above written, signifying their agreements contained in this Indenture.

                                       DOUBLECLICK INC.

                                       By: /s/ Kevin P. Ryan
                                           -------------------------------------
                                           Name:  Kevin P. Ryan
                                           Title: Chief Executive Officer

                                       THE BANK OF NEW YORK,
                                           as Trustee

                                       By: /s/ Julie D. Salovitch-Miller
                                           -------------------------------------
                                           Name:  Julie D. Salovitch-Miller
                                           Title: Vice President

                                    EXHIBIT A
                             (Form of Face of Note)

                           [Global Securities Legend]

         [The following legend shall appear on the face of each Global Security:
THIS CONVERTIBLE SUBORDINATED NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY OR A NOMINEE OF THE DEPOSITARY, WHICH MAY BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS CONVERTIBLE SUBORDINATED NOTE FOR ALL PURPOSES.]

         [The following legend shall appear on the face of each Global Security for which The Depository Trust Company is to be the Depositary:

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY THE AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS 1S REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR REGISTERED CONVERTIBLE SUBORDINATED NOTES IN DEFINITIVE REGISTERED FORM IN THE LIMITED CIRCUMSTANCES REFERRED TO IN THE INDENTURE, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.]

                         [Restricted Securities Legend]

THIS NOTE (OR ITS PREDECESSOR) WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), AND THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION

HEREOF MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER.

THE HOLDER OF THIS NOTE AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) THIS NOTE AND THE COMMON STOCK ISSUABLE UPON CONVERSION HEREOF MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THE NOTES EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

No. __________
$_____________                                                       CUSIP

                                DOUBLECLICK INC.
               ZERO COUPON CONVERTIBLE SUBORDINATED NOTE DUE 2023

         DoubleClick Inc., a Delaware corporation (the "COMPANY"), promises to pay to [ ] or registered assigns, the principal sum of [indicated on Schedule I hereof] [_____________ Dollars] on July 15, 2023.

         Reference is made to the further provisions of this Note set forth on the reverse hereof, including, without limitation, provisions giving the holder of this Note the right to convert this Note into Common Stock of the Company on the terms and subject to the limitations referred to on the reverse hereof and as more fully specified in the Indenture. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Note shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be construed in accordance with and governed by the laws of the State of New York, without regard to conflicts of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law or any successor to such statute).

         This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been manually signed by the Trustee or a duly authorized authenticating agent under the Indenture.

                                           DOUBLECLICK INC.

                                           By:
                                               _________________________________
                                               Name:
                                               Title:

                          Certificate of Authentication

This is one of the Convertible Subordinated Notes described in the within mentioned Indenture.

                                           THE BANK OF NEW YORK, as Trustee

                                           By:
                                               _________________________________
                                               Authorized Signatory
                                               Dated:

                             FORM OF REVERSE OF NOTE

                                DOUBLECLICK INC.
               ZERO COUPON CONVERTIBLE SUBORDINATED NOTE DUE 2023

         This Note is one of a duly authorized issue of Notes of the Company, designated as its Zero Coupon Convertible Subordinated Notes due 2023 (the "CONVERTIBLE SUBORDINATED NOTES") issued under an Indenture dated as of June 23, 2003 (the "INDENTURE") between the Company and The Bank of New York, as trustee (the "TRUSTEE"). The terms of the Convertible Subordinated Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (the "TIA") as in effect on the date of the Indenture. The Convertible Subordinated Notes are subject to, and qualified by, all such terms, certain of which are summarized hereon, and holders are referred to the Indenture and the TIA for a statement of such terms.

         The Convertible Subordinated Notes are unsecured subordinated obligations of the Company limited to (except as otherwise provided in the Indenture) up to $135,000,000 in aggregate principal amount (up to $155,250,000 if the Initial Purchasers' option is exercised in full. Capitalized terms not defined below have the same meaning as is given to them in the Indenture.

         If the principal hereof or any portion of such principal is not paid when due (whether upon acceleration, upon the date set for payment of the Redemption Price, upon the date set for payment of a Purchase Price or Designated Event Purchase Price or upon the Maturity Date of this Convertible Subordinated Note), then the overdue amount shall bear interest at the rate of 1% per annum, compounded semiannually (to the extent that the payment of such interest shall be legally enforceable), which interest shall accrue from the date such overdue amount was due to the date payment of such amount, including interest thereon, has been made or duly provided for. All such interest shall be payable on demand.

         This Convertible Subordinated Note, and the Common Stock issuable upon conversion hereof, is entitled to the benefits of the Registration Rights Agreement dated as of June 23, 2003 between the Company and the Initial Purchasers. The Company will pay Liquidated Damages, if any, on the Convertible Subordinated Notes on each January 15 and July 15, if required pursuant to the terms of the Registration Rights Agreement, to the person in whose name each Convertible Subordinated Note is registered at the close of business on the January 1 or July 1 immediately preceding the relevant Damages Payment Date.

         The Company will pay the principal of, premium, if any, and Liquidated Damages, if any, on the Convertible Subordinated Notes at the office or agency of the Company maintained for such purpose, or with respect to Global Securities, by wire transfer, in money of the United States that at the time of payment is legal tender for payment of public and private debts. Until otherwise designated by the

Company, the Company's office or agency maintained for such purpose will be the principal Corporate Trust Office of the Trustee. However, the Company may, at its option, pay principal, premium, if any, and Liquidated Damages, if any, by check payable in such money, and may mail such check to the holders of the Convertible Subordinated Notes at their respective addresses as set forth in the Register of holders of Convertible Subordinated Notes.

         Subject to compliance the terms and conditions set forth in the Indenture, a holder may convert Convertible Subordinated Notes into Common Stock of the Company at any time prior to the close of business on July 15, 2023, only under the circumstances described in Section 12.01 of the Indenture. Upon conversion, the holder will receive 76.2311 shares of the Company's Common Stock per $1,000 principal amount of Convertible Subordinated Notes (the "CONVERSION RATE"), subject to adjustment as set forth in the Indenture. The Company shall deliver cash or a check in lieu of any fractional share of Common Stock.

         Convertible Subordinated Notes in respect of which a holder has delivered a notice of exercise of the option to require the Company to purchase such Convertible Subordinated Notes pursuant to Sections 3.09 or 3.10 of the Indenture may be converted only if the notice of exercise is withdrawn in accordance with the terms of the Indenture.

         No sinking fund is provided for the Convertible Subordinated Notes. On or after July 15, 2008, the Company shall have the option, subject to the terms of the Indenture, to redeem the Convertible Subordinated Notes, in whole or from time to time in part, for a price equal to 100% of the principal amount of the Convertible Subordinated Notes to be redeemed, plus any accrued and unpaid Liquidated Damages to, but excluding, the Redemption Date:

         Subject to the terms and conditions of the Indenture, a holder shall have the option to require the Company to purchase the Convertible Subordinated Notes held by such holder on July 15, 2008, July 15, 2013 and July 15, 2018 (each, a "PURCHASE DATE") at a purchase price in cash (the "PURCHASE PRICE") equal to 100% of the principal amount of the Convertible Subordinated Notes to be purchased plus any accrued and unpaid Liquidated Damages to, but excluding, such Purchase Date.

         Upon the occurrence of a Designated Event, each holder shall have the right, at such holder's option and subject to the terms and conditions of the Indenture, to require the Company to purchase for cash any or all of such holder's Convertible Subordinated Notes for a Designated Event Purchase Price equal to 100% of the principal amount of Convertible Subordinated Notes purchased plus accrued and unpaid Liquidated Damages, if any, thereon, to, but excluding, the Designated Event Purchase Date.

         The Company's payment of the principal, Redemption Price, Purchase Price, Designated Event Purchase Price of, premium, if any, and Liquidated Damages, if any, on and any other amounts due on the Convertible Subordinated

Notes is subordinated to the prior payment in full of the Company's Senior Debt as set forth in the Indenture. Each holder of Convertible Subordinated Notes by its acceptance hereof agrees to such subordination and authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and appoints the Trustee as its attorney-in-fact for such purpose.

         The Convertible Subordinated Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. The transfer of Convertible Subordinated Notes may be registered and Convertible Subordinated Notes may be exchanged as provided in the Indenture.

         The registered holder of a Convertible Subordinated Note shall be treated as its owner for all purposes.

         Subject to certain exceptions as set forth in the Indenture, the Indenture or the Convertible Subordinated Notes may be amended or supplemented with the consent of the holders of at least a majority in principal amount of the then outstanding Convertible Subordinated Notes. Without the consent of any holder, the Indenture or the Convertible Subordinated Notes may be amended as set forth in Section 9.01 of the Indenture.

         The Convertible Subordinated Notes shall have the Events of Default as set forth in Section 6.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee, by notice to the Company, or the holders of at least 25% in aggregate principal amount of the then outstanding Convertible Subordinated Notes, by notice to the Company and the Trustee, may declare the principal of, premium, if any, and accrued and unpaid Liquidated Damages, if any, on all the Convertible Subordinated Notes to be due and payable immediately, except that in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all unpaid principal, premium, if any, and accrued and unpaid Liquidated Damages, if any, on the Convertible Subordinated Notes shall become due and payable immediately without further action or notice.

         The holders of a majority in principal amount of the Convertible Subordinated Notes then outstanding by written notice to the Trustee may waive any existing Default or Event of Default and its consequences under the Indenture, except a continuing Default or Event of Default in the payment of the Redemption price, the Purchase Price, Designated Event Purchase Price or Liquidated Damages, if any, on or the principal of or premium on, the Convertible Subordinated Notes. Holders may not enforce the Indenture or the Convertible Subordinated Notes except as provided in the Indenture. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Convertible Subordinated Notes issued under the Indenture may direct the Trustee in its exercise of any trust or power. The Company must furnish compliance certificates to the Trustee annually. The above description of Events of Default and remedies is qualified by reference to, and subject in its entirety to, the more complete description thereof contained in the Indenture.

         The Trustee or any of its Affiliates, in their individual or any other capacities, may make or continue loans to or guaranteed by, accept deposits from and perform services for the Company or its Affiliates and may otherwise deal with the Company or its Affiliates as if it were not Trustee.

         No director, officer, employee, shareholder or Affiliate, as such, of the Company shall have any liability for any obligations of the Company under the Convertible Subordinated Notes or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each holder by accepting a Convertible Subordinated Note waives and releases all such liability. The waiver and release are part of the consideration for the Convertible Subordinated Notes.

         This Convertible Subordinated Note shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.

         Customary abbreviations may be used in the name of a holder or an assignee, such as: TEN CO = tenants in common, TEN ENT = tenants by the entireties, JT TEN = joint tenants with right of survivorship and not as tenants in common, CUST -- Custodian and U/G/M/A = Uniform Gifts to Minors Act.

         The Company will furnish to any holder upon written request and without charge a copy of the Indenture and the Registration Rights Agreement. Requests may be made to: DoubleClick, Inc., 450 West 33rd Street, 16th Floor, New York, New York, 10001, Attention: General Counsel.

                            FORM OF CONVERSION NOTICE

To:      DOUBLECLICK INC.

         The undersigned owner of the Convertible Subordinated Note hereby irrevocably exercises the option to convert this Convertible Subordinated Note, or portion hereof (which is $1,000 or an integral multiple thereof) below designated, into shares of Common Stock of DoubleClick Inc. in accordance with the terms of the Indenture referred to in this Convertible Subordinated Note, and directs that the shares issuable and deliverable upon the conversion, together with any check in payment for fractional shares and Convertible Subordinated Notes representing any unconverted principal amount hereof, be issued and delivered to the owner hereof unless a different name has been indicated below. If shares or any portion of this Convertible Subordinated Note not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of taxes accompanies this Convertible Subordinated Note.

Dated:
Fill in for registration of shares if to be
delivered, and Convertible Subordinated       __________________________________
Notes if to be issued, other than to and in   __________________________________
the name of the owner (Please Print):         __________________________________
                                               Signature

                                              __________________________________

                                               Principal amount to be
___________________________________________    converted (if less than all):
                   (Name)                     __________________________________

                                               $

___________________________________________   __________________________________
              (Street Address)                 Social Security or other Taxpayer
                                               Identification Number

___________________________________________
         (City, State and Zip Code)

Medallion Signature Guarantee:__________________________________________________

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                 ASSIGNMENT FORM

                  To assign this Convertible Subordinated Note, fill in the form below:

                  (I) or (we) assign and transfer this Convertible Subordinated Note to

________________________________________________________________________________
              (Insert assignee's social security or tax I.D. no.)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint _________________________ agent to transfer this Convertible Subordinated Note on the books of the Company. The agent may substitute another to act for him.

In connection with any transfer of any of the Convertible Subordinated Notes evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act of 1933), prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933 (or any successor provision), the undersigned confirms that such Convertible Subordinated Notes are being transferred:

CHECK ONE BOX BELOW

(1)      [ ] to the Company; or

(2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

(3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

(4) [ ] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder; or

(5) [ ] pursuant to a Registration Statement that has been declared effective under the Securities Act of 1933 and that continues to be effective at the time of transfer.

Unless one of the boxes is checked, the Registrar will refuse to register any of the Convertible Subordinated Notes evidenced by this certificate in the name of any person other than the registered holder thereof, provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Convertible Subordinated Notes, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

         Your Signature:________________________________________________________
                        (Sign exactly as your name appears on the other side of this Convertible Subordinated Note)

Date:_________________________

Medallion Signature Guarantee:__________________________________________________

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                       OPTION OF HOLDER TO ELECT PURCHASE

         If you wish to have this Convertible Subordinated Note purchased by the Company on July 15, 2008, 2013 or 2018 pursuant to Section 3.09 of the Indenture, check the Box: [ ]

         If you wish to have this Convertible Subordinated Note purchased by the Company following a Designated Event pursuant to Section 3.10 of the Indenture, check the Box: [ ]

         Principal Amount to be purchased (in multiples of $1,000), if less than all:

         $________________.

Date:_________      Your Signature:_____________________________________________
                    (Sign exactly as your name appears on the other side of this Convertible Subordinated Note)

Medallion Signature Guarantee:__________________________________________________

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                      Schedule I

                 [Include Schedule I only for a Global Security]

                                DOUBLECLICK INC.
               Zero Coupon Convertible Subordinated Note Due 2023

         No. _______

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                                                                                        Authorized Signature of
                                                   Notation Explaining Principal            Trustee or Note
   Date                 Principal Amount                   Amount Recorded                     Custodian
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

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

                                    EXHIBIT B

                     FORM OF RESTRICTED COMMON STOCK LEGEND

THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE COMPANY THAT PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE COMMON STOCK EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION) (A) THE COMMON STOCK EVIDENCED HEREBY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) IN THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (II) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 904 UNDER THE SECURITIES ACT, (III) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE), OR (IV) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH OF CASES (I) THROUGH (IV) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. IN ANY CASE, THE HOLDER HEREOF WILL NOT, DIRECTLY OR INDIRECTLY, ENGAGE IN ANY HEDGING TRANSACTIONS WITH REGARD TO THIS SECURITY EXCEPT AS PERMITTED UNDER THE SECURITIES ACT.

                                    EXHIBIT C

      FORM OF TRANSFER CERTIFICATE FOR TRANSFER OF RESTRICTED COMMON STOCK

         (Transfers pursuant to Section 12.15 of the Indenture) AMERICAN STOCK TRANSFER AND TRUST COMPANY

Re: DoubleClick Inc. Zero Coupon Convertible Subordinated Notes due 2023 (the "Convertible Subordinated Notes")

         Reference is hereby made to the Indenture dated as of June 23, 2003 (the "Indenture") between DoubleClick Inc. and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

         This letter relates to______ shares of Common Stock represented by the accompanying certificates that were issued upon conversion of Convertible Subordinated Notes and which are held in the name of [name of transferor] (the "Transferor").

         In connection with any transfer of such shares of Common Stock prior to the expiration of the holding period applicable to sales thereof under Rule 144(k) under the Securities Act of 1933 (or any successor provision), the undersigned confirms that such shares of Common Stock are being transferred:

CHECK ONE BOX BELOW

(1)      [ ] to the Company; or

(2) [ ] pursuant to and in compliance with Rule 144A under the Securities Act of 1933, or

(3) [ ] pursuant to and in compliance with Regulation S under the Securities Act of 1933; or

(4) [ ] pursuant to an exemption from registration under the Securities Act of 1933 provided by Rule 144 thereunder; or

(5) [ ] pursuant to a Registration Statement that has been declared effective under the Securities Act of 1933 and that continues to be effective at the time of transfer.

         Unless one of the boxes is checked, the transfer agent will refuse to register any of the Common Stock evidenced by this certificate in the name of any person other than the registered holder thereof, provided, however, that if box (3) or (4) is checked, the transfer agent may require, prior to registering any such transfer of the Common Stock such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the transfer agent of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

                                           (Name of Transferor],

                                           By __________________________________
                                              Name:
                                              Title:

Dated:

Medallion Signature Guarantee:__________________________________________________

                               SIGNATURE GUARANTEE

         Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                      C-2